UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Coronado Global Resources Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
April 13, 2022
To Our Stockholders:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on May 26, 2022, at 10:00A.M., Australian Eastern Standard Time (or May 25, 2022, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/M69X6QX.
The Company finished 2021 in a very strong financial position. The combination of a new $550 million refinancing package in the first half of 2021 and sustained higher prices in the second half of 2021 resulted in a significantly stronger balance sheet with greater liquidity. A solid operating performance under challenging conditions underpinned the Company’s strong second half and substantially improved financial results. Management has responded exceptionally well to the challenges presented throughout the year as we continued to navigate the COVID-19 pandemic and general economic and geopolitical uncertainty.
As we are incorporated in the State of Delaware, United States of America, the meeting will be held in accordance with the laws of the State of Delaware. We are holding a virtual meeting only this year to continue to support the health and well-being of our stockholders, employees and directors in light of the ongoing impacts of COVID-19 global pandemic. A virtual meeting also enables increased stockholder participation and access across the countries in which our stockholders reside.
Stockholders, or their appointed proxies, will be able to listen, vote and submit questions from their home or any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.
The following pages include a formal notice of the meeting and the Company’s proxy statement. The matters to be approved by the Company’s stockholders include the election of directors, approval of named executive officer compensation and ratification of the appointment of the Company’s principal accounting firm for the year ended December 31, 2022. These materials describe the matters on the agenda for the meeting and provide details regarding attendance at the meeting. Please read these materials so that you will know precisely what we plan to do at the meeting.
The Chief Executive Officer’s and my presentations to this meeting will be available online on the date of the Annual General Meeting. Our environmental sustainability initiatives and strategy are set out in our 2020 Sustainability Report, available at www.coronadoglobal.com/sustainability/. Our 2021 Sustainability Report will be available in advance of the Annual General Meeting. Nothing on our website, including our Sustainability Reports or sections thereof, shall be deemed incorporated by reference into this proxy statement.
We will provide access to our proxy materials over the internet at www.investorvote.com.au by mailing our stockholders and holders of CHESS Depositary Interests, or CDIs, a Notice of Internet Availability of Proxy Materials, or the Notice, on April 13, 2022. The Notice provides information on how stockholders or CDI holders can obtain paper copies of our proxy materials, if they so choose. This method expedites the receipt of your proxy materials and lowers the costs of our Annual General Meeting.
It is important that your shares (or shares underlying CDIs) be represented at the meeting, regardless of whether or not you plan to attend the virtual meeting. You may vote your shares (or shares underlying CDIs)

through any of the voting options available to you as described in the accompanying proxy statement and the Notice, proxy card or CDI voting instruction form you receive. We hope you will exercise your rights as a stockholder.
Your directors are unanimously of the opinion that all resolutions proposed in this notice are in the best interests of stockholders and the Company as a whole.
On behalf of management and our Board of Directors, we thank you for your continued support of the Company.
Sincerely,
/s/ Bill Koeck
Bill Koeck
Chairman

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
To the Stockholders of Coronado Global Resources Inc.:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on May 26, 2022, at 10:00 A.M., Australian Eastern Standard Time (or May 25, 2022, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/M69X6QX. We are holding a virtual only meeting this year to continue to support the health and well-being of our stockholders, employees and directors in light of the ongoing impacts of COVID-19 global pandemic. A virtual meeting also enables increased stockholder participation and access. Stockholders, or their appointed proxies, will be able to listen, vote and submit questions from their home or any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.
The business matters for the Annual General Meeting are as follows:
1.
The holder of our preferred stock Series A, par value $0.01 per share, will be asked to elect each of the two directors designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

The holders of our common stock (and holders of our CHESS Depositary Interests, or CDIs) will be asked to:
2.
elect each of the four directors of the Company named in the accompanying proxy statement to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

3.
approve, on a non-binding advisory basis, of the compensation of our named executive officers;

4.
ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.
transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Stockholders who hold our common stock at the close of business on April 12, 2022 are entitled to receive notice of, attend and vote at the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, to ensure that your shares (or shares underlying your CDIs) are represented at the Annual General Meeting, please vote your shares (or shares underlying your CDIs) in one of the manners described in the accompanying materials.
Stockholders may vote their shares by telephone, by signing, dating and returning their proxy card, or at the Annual General Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement or the voting instructions you receive that are provided via the internet or mail.
CDI holders may instruct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs by following the instructions on the CDI voting instruction form or online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN or other designated proxy to vote on their behalf in accordance with their written instructions.
Your vote is important. Please vote your shares promptly to ensure the presence of a quorum during the Annual General Meeting. If you are unable to attend the Annual General Meeting, you are encouraged to complete the enclosed proxy card or CDI voting instruction form and submit it as soon as possible in the envelope provided so that it is received by 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022 by following the instructions on the proxy card.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of
Stockholders to Be Held on May 26, 2022:
This Notice of Annual General Meeting of Stockholders, the accompanying proxy statement and the Company’s 2021 Annual Report to Stockholders (which includes the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 22, 2022), are available at www.investorvote.com.au.
This Notice is accompanied by a Proxy Statement, Explanatory Notes, a form of Proxy Card and a CDI Voting Instruction Form, which all form part of this Notice.
The Board of Directors unanimously recommends that the stockholders (and CDI holders) of the Company vote their shares (or shares underlying CDIs) as follows:
“FOR” the election, by the holder of our preferred stock Series A, par value $0.01 per share, of each of the two directors of the Company designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;
“FOR” the election, by the holders of our common stock (and CDIs), of each of the four directors of the Company named in the accompanying proxy statement to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;
“FOR” approval, on a non-binding advisory basis, of our named executive officers’ compensation; and
“FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
By Order of the Board of Directors,
/s/ Christopher P. Meyering
Christopher P. Meyering
Vice President, Chief Legal Officer and Secretary
Beckley, West Virginia
April 13, 2022

IMPORTANT INFORMATION ABOUT THE COMPANY’S VIRTUAL ANNUAL
GENERAL MEETING OF STOCKHOLDERS
Important Information about the Company’s Virtual Annual General Meeting
The 2022 Annual General Meeting of Stockholders, or Annual General Meeting, of Coronado Global Resources Inc., or the Company, will be held on May 26, 2022. The Annual General Meeting will be conducted online only, via a live webcast. If you were a stockholder of record at the close of business on April 12, 2022, you are entitled to participate in the Annual General Meeting. Below are answers to some frequently asked questions about the virtual annual general meeting format.
Why did the Board of Directors decide to adopt a virtual format for the Annual General Meeting?
To continue to support the health and well-being of our stockholders, employees and directors in light of the ongoing impacts of the novel coronavirus, or COVID-19, outbreak, our Annual General Meeting will be a virtual meeting format only where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. In light of the ongoing public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will facilitate stockholders’ attendance and participation at our Annual General Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual annual general meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting also provides an additional opportunity for stockholders to communicate with the Board of Directors by submitting questions before and during the meeting through the virtual meeting platform. A virtual meeting also eliminates many of the costs associated with hosting a physical meeting, which will benefit both our stockholders and the Company.
How can I view and participate in the Annual General Meeting?
All of our stockholders and holders of our CHESS Depositary Interests, or CDIs, are invited to attend the meeting.
All of our stockholders and holders of our CHESS Depositary Interests, or CDIs, are invited to attend the meeting.
Stockholders can watch and participate in the meeting virtually via the online platform by visiting https://meetnow.global/M69X6QX and accessing using your shareholder control number provided on your proxy card.
If you participate in the meeting online as a proxyholder (including a CDI holder who has appointed themselves as proxy of CHESS Depositary Nominees Pty Ltd, or CDN), you can log in to the Annual General Meeting by entering a unique email invitation link, which can be obtained by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 22, 2022 (or 5:00 P.M., U.S. Eastern Time, on May 21, 2022).
Note that stockholders (and CDI holders, as per the instructions on the CDI voting instruction form) who wish to appoint a third party proxyholder to represent them at the Annual General Meeting and attend online must appoint their proxyholder prior to the proxyholder registering for online access. CDI holders may do this by following the instructions on the CDI voting instruction form. For online access, the proxyholder must obtain a unique email invitation link by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 22, 2022 (or 5:00 P.M., U.S. Eastern Time, on May 21, 2022).
If you would like to attend the meeting online as a CDI holder (and have not appointed yourself or someone else as CDN’s proxy), you can log in to the Annual General Meeting as a guest, by entering your name and email address in the respective fields.

i

Note that CDI holders may not vote online at the meeting unless they have nominated themselves to be appointed as CDN’s proxy prior to the meeting. CDI holders are encouraged to use their CDI voting instruction form to direct CDN to vote their CDIs by 10:00 A.M. Australian Eastern Standard Time on May 23, 2022.
For full details on how to log in, please refer to the Online Meeting Guide available at https://coronadoglobal.com/.
When can I join the virtual Annual General Meeting?
You may log into the meeting platform beginning at 9:00 A.M., Australian Eastern Standard Time on May 26, 2022 (or 7:00 P.M., U.S. Eastern Time, on May 25, 2022). The meeting will begin promptly at 10:00 A.M., Australian Eastern Standard Time (or 8:00 P.M., U.S. Eastern Time).
How can I ask questions?
We encourage you to submit your questions in advance of the Annual General Meeting by visiting www.investorvote.com.au. Questions can also be submitted by stockholders, or their appointed proxies, at any time during the Annual General Meeting through the Annual General Meeting’s virtual meeting platform. To ask a question during the Annual General Meeting, press on the speech bubble icon. This will open a new screen. At the bottom of that screen, there will be a section for you to type your question. Once you have finished typing, please hit the arrow symbol to send.
Note that only stockholders, or their appointed proxies, will have access to the voting and question functions on the Annual General Meeting’s virtual meeting platform. Therefore, CDI holders, who have not nominated themselves to be appointed as CDN’s proxy prior to the meeting, may not vote, or ask questions, online during the Annual General Meeting. We encourage all stockholders (including CDI holders) to submit your questions in advance of the Annual General Meeting by visiting www.investorvote.com.au.
What if I lost my control number?
You will be able to log in as a guest. To view the meeting webcast, visit https://meetnow.global/M69X6QX and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.
What if I have technical or logistical difficulties?
We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 1-888-724-2416 (if in the U.S.) or +61 3 9415 4024 (if in Australia) for assistance. Technical support will be available starting one hour before the start of the Annual General Meeting and will remain available until thirty minutes after the meeting has finished.
Where can I find additional information?
Additional information regarding the ability of stockholders to ask questions during the Annual General Meeting, related rules of conduct, and procedures for posting appropriate questions received during the Annual General Meeting will be available two weeks prior to the Annual General Meeting at
https://coronadoglobal.com./. Similarly, matters addressing technical and logistical issues, including accessing the Annual General Meeting’s virtual meeting platform, webcasting arrangements and recordings will be available on our investor relations page one week prior to the Annual General Meeting at
https://coronadoglobal.com /.
What if I have additional questions?
You may call investor relations at +61 7 3031 7777 or contact investors@coronadoglobal.com
Our Commitment to Transparency
If there are questions pertinent to meeting matters that cannot be answered during the Annual General Meeting, management will post answers to a representative set of such questions on the investor relations page of the Company’s website (https://coronadoglobal.com/investors/). The questions and answers and a replay of the meeting will be available as soon as practicable after the meeting and will remain available for two weeks after posting.

2022 PROXY STATEMENT
Unless otherwise noted, references in this proxy statement to “we,” “us,” “our,” “Company,” or “Coronado” refer to Coronado Global Resources Inc. and its consolidated subsidiaries and associates, unless the context indicates otherwise. In addition, all dollar amounts contained herein are expressed in United States dollars, or US$, except where otherwise stated. References to “A$” are references to Australian dollars, the lawful currency of the Commonwealth of Australia. This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2022 Annual General Meeting of Stockholders, or the Annual General Meeting, to be conducted virtually via live webcast on May 26, 2022, at 10:00 A.M., Australian Eastern Standard Time (or May 25, 2022, at 8:00 P.M., U.S. Eastern Time). This proxy statement contains important information regarding the Annual General Meeting. You should review this information, along with the Notice of Annual General Meeting of Stockholders and Coronado’s 2022 Annual Report to Stockholders, or the Proxy Annual Report, before voting. The Proxy Annual Report includes the Company’s Annual Report on Form 10-K filed with the U.S . Securities and Exchange Commission, or SEC, on February 22, 2022.
You may vote if you were a stockholder of record at the close of business on April 12, 2022, the record date for the Annual General Meeting. CHESS Depositary Interest, or CDI, holders as of the record date are entitled to receive notice of and attend the meeting and may direct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
Our proxy materials are first being made available to all stockholders (and CDI holders) entitled to vote on or about April 12, 2022.

v

PROPOSALS 1 AND 2. ELECTION OF DIRECTORS
The following qualified individuals have been nominated for election to the Board of Directors and possess skills we believe are aligned to our business and strategy:
Name	Age	Position(s)
William (Bill) Koeck	69	Chairman
Garold Spindler	74	Managing Director and Chief Executive Officer
Philip Christensen	67	Director
Greg Pritchard	59	Director
Laura Tyson	50	Director
Sir Michael (Mick) Davis	64	Director
Director Nominees
The size of our Board of Directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, The Energy & Minerals Group, or EMG, and funds managed by EMG, which we refer to, collectively, as the EMG Group, or a permitted transferee thereof, is provided with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock. See “— Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
The Company has received a notice from the EMG Group that they have nominated each of Ms. Laura Tyson and Sir Michael (Mick) Davis for reelection at the Annual General Meeting. At the Annual General Meeting, the holder of our issued share of preferred stock Series A, par value $0.01 per share, or the Series A Share, will be asked to elect the two director nominees designated by the EMG Group, and holders of our common stock will be asked to elect four director nominees. If each of the persons listed below is elected, the size of our Board of Directors will be six directors pursuant to our certificate of incorporation.
The stockholders are being asked to elect each of the persons listed below to serve until the annual general meeting of stockholders of the Company held in 2023 or until their successors have been duly elected and qualified. All director nominees currently serve as directors whose terms expire at the Annual General Meeting. They have each agreed to being named in this proxy statement and to serve as a director if elected. Our Board of Directors has nominated these directors (except for Ms. Laura Tyson and Sir Michael (Mick) Davis) following the recommendation of the Compensation and Nominating Committee of the Board of Directors.
Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “FOR” each of the nominees in the election of directors. For CDI holders, if you do not submit your CDI voting instruction form and direct CDN on how to vote your shares underlying CDIs, the shares underlying your CDIs will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. If any nominee should become unable or unwilling for good cause to serve as a director if elected, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.
The following provides information with respect to each nominee for election as a director. It includes the specific experience, qualifications and skills considered by the Compensation and Nominating Committee and/or the Board of Directors in assessing the appropriateness of the person to serve as a director.
Nominees for Election as Directors to Be Elected by the Holder of the Series A Share
Laura Tyson, Director
Ms. Tyson joined our Board of Directors on September 21, 2018, as a designee of the EMG Group. Ms. Tyson is also currently a board member for a number of EMG portfolio companies including Ascent Resources LLC, Heritage NonOp Holdings, LLC and Sable Permian Resources, LLC. Ms. Tyson serves as a Managing Director, the Chief Operating Officer, General Counsel and Secretary for EMG. She has

over 20 years’ experience working on corporate and securities transactions. Prior to joining EMG in February 2014, Ms. Tyson was a Partner at Baker Botts L.L.P., a law firm, and was a member of the Master Limited Partnership, Energy and Private Equity practice groups. While at Baker Botts L.L.P., Ms. Tyson’s practice was focused on the energy sector and master limited partnerships, including those engaged in coal mining, pipeline transportation and gathering, storage, oil and gas exploration and production, compression, shipping and propane, and she served as outside counsel to EMG on both portfolio company investments and co-investment structuring beginning in 2008. Ms. Tyson earned a B.S. in Economics and Finance from McNeese State University and a J.D. from the University of Houston Law Center.
Ms. Tyson was selected to serve on our Board of Directors because of her extensive knowledge and understanding of our business and operations.
Sir Michael (Mick) Davis, Director
Sir Mick joined our Board of Directors on June 25, 2020, as a designee of the EMG Group. Sir Mick has been the Chairman of Vision Blue Resources Ltd., an investment company, since January 2021 and Chief Executive Officer and Director of ESM Acquisition Corporation, an affiliate of the EMG, since January 2021. Sir Mick has also been the Chairman of Macsteel, a global steel trading, service center and shipping business, since October 2015. Sir Mick was also the Chief Executive and Treasurer of the Conservative Party of the United Kingdom from July 2017 until July 2019, the Treasurer of the Conservative Party from February 2016 until July 2017 and a founding partner of X2 Resources, an emerging company in the resources sector, from March 2013 until May 2016. Prior to his tenure at X2 Resources, Sir Mick was the Chief Executive Officer of Xstrata plc, a global diversified mining and metals company, from October 2001 until March 2013, an Executive Director and Chief Financial Officer of Billiton plc and Chairman of Billiton Coal. Prior to joining Billiton, Sir Mick was an Executive Director of South African state-owned Eskom, one of the world’s largest electricity utilities. Sir Mick is a Chartered Accountant by profession and an alumnus of Theodor Herzl School in Port Elizabeth. He received his Bachelor of Commerce from Rhodes University in South Africa and holds an Honorary Doctorate from Bar Ilan University.
Sir Mick was selected to serve on our Board of Directors because of his extensive experience in building global mining companies and significant knowledge related to capital markets and corporate transactions.
The Board of Directors unanimously recommends that the holder of the Series A Share vote “FOR” the election of each of the two directors designated by the EMG Group listed above to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.
Nominees for Election as Directors to Be Elected by Holders of Our Common Stock
William (Bill) Koeck, Chairman
Mr. Koeck joined our Board of Directors on September 21, 2018. Mr. Koeck has over 40 years’ experience in mergers and acquisitions, or M&A, equity capital markets, private equity, restructuring and workouts, company and securities law and corporate governance. Mr. Koeck retired as a partner of global law firm Ashurst in 2016 after serving as Head of Mergers and Acquisitions and as Head of Corporate in another law firm. Since 2015, he has been a member of the Takeovers Panel, which is the primary forum for resolving disputes about Australian public company and fund takeovers, an Australian government statutory appointment. Mr. Koeck has been a senior lecturer in post-graduate corporate and securities law in the Law Faculty at The University of Sydney for over 20 years. Mr. Koeck has had extensive involvement as legal counsel in the mining, energy and steel industries including the coal industry in Australia and North America. Mr. Koeck earned a Bachelor of Laws — LLB and a Master of Laws — LLM (Hons) from The University of Sydney and a Diploma of Applied Corporate Finance (ASIA).
Mr. Koeck was selected to serve on our Board of Directors because of his extensive involvement as legal counsel in the steel and resources industry, including the coal industry.

Garold Spindler, Managing Director and Chief Executive Officer
Mr. Spindler served as the Chief Executive Officer of Coronado Group LLC from its formation in 2011 until October 2018. He served as the Chief Executive Officer at Coronado Group HoldCo LLC from December 2017 until August 13, 2018. Mr. Spindler has served as our Managing Director and Chief Executive Officer since August 13, 2018. Mr. Spindler has more than 30 years’ experience in the coal industry and has held several key executive positions at some of the world’s largest coal companies, including Chief Executive Officer of UK Coal, President and Chief Executive Officer of Amax Coal Company (U.S.), and President and Chief Executive Officer of Pittston Coal Company. Mr. Spindler is also the owner and chairman of St. Cloud Mining, a producer of natural zeolites in North America. Mr. Spindler earned both a B.S. and M.S. in Mining Engineering from West Virginia University, and a Masters of Management from Stanford University.
Mr. Spindler was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry.
Philip Christensen, Director
Mr. Christensen joined our Board of Directors on September 21, 2018. Mr. Christensen is currently the Executive Chairman and Managing Director of Dover Castle Metals Pty Ltd, a mineral exploration company. In addition, Mr. Christensen’s prior board service includes EcoJoule Energy Pty Ltd., a manufacturer of power electronics products and technologies, Aston Resources, an Australian coal mining, exploration and development company, which was listed on the Australian Stock Exchange, or the ASX, until it merged by scheme of arrangement with Whitehaven Coal, also an ASX listed coal mining company. Mr. Christensen continued on the Board of Whitehaven until he moved to Brisbane in 2013. Since 2013, Mr. Christensen has served as the sole partner of Christensen Legal Pty Ltd, or Christensen Legal, a Brisbane-based boutique law firm practicing general corporate law. Mr. Christensen’s practice is focused on the coal mining sector. Mr. Christensen has more than 30 years’ experience in the corporate M&A area and was a partner at Herbert Smith Freehills, a law firm, for 23 years, predominantly advising companies within the resources sector. Prior to forming Christensen Legal, Mr. Christensen served in a number of roles, including as Executive Director of an Australian coal exploration company and Chairman of a non-listed base metals exploration company. Mr. Christensen earned both a Bachelor of Commerce and Bachelor of Laws from The University of New South Wales. He is a solicitor admitted to practice in Queensland and the High Court of Australia.
Mr. Christensen was selected to serve on our Board of Directors because of his experience on the board of directors of coal mining and resource companies and his general legal counsel in the mining industry.
Greg Pritchard, Director
Mr. Pritchard joined our Board of Directors on September 21, 2018. Mr. Pritchard was Managing Director and the Chief Executive Officer of Energy Developments Limited, a global producer of sustainable distributed energy, from December 2007 until October 2016, having joined the company as Finance Director in June 2001. Mr. Pritchard previously served as Chief Financial Officer of QCT Resources Limited, a coal production and distribution company, and as Chief Financial Officer QNI Limited, an Australian nickel and cobalt refinery. Mr. Pritchard previously held senior positions at KPMG in London and Europe, a global audit, tax and advisory services provider, and Wardley James Capel (now known as HSBC Securities Asia Limited), a stock brokerage services provider, in Australia, the United Kingdom and Europe. Mr. Pritchard is a Fellow of Chartered Accountants Australia & New Zealand and earned a Bachelor of Commerce from The University of Melbourne and a Master of Applied Finance from Macquarie University.
Mr. Pritchard was selected to serve on our Board of Directors because of his extensive experience in finance and service with companies in the energy sector.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the election of each of the four directors of the Company listed above to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.

PROPOSAL 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE
OFFICERS’ COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A(a)(1) of the Securities Exchange Act of 1934, or the Exchange Act, we are providing our stockholders the opportunity to cast a non-binding, advisory vote on the compensation of the Company’s named executive officers, or NEOs, as disclosed in this proxy statement, or Say-on-Pay vote. The Company conducts annual Say-on-Pay votes, and the next Say-on-Pay vote will occur at the 2023 Annual Meeting.
As described below under the heading “Executive Compensation,” we seek to provide compensation to each NEO that is designed to attract and retain suitably qualified executive officers and to incentivize them to create sustainable performance. Our compensation program is designed to reward both individual and Company performance, while aligning the financial interests of each NEO with the interests of our stockholders. The Compensation and Nominating Committee sets compensation for each NEO at a level it believes is appropriate considering each NEO’s current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data.
The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs, as described under the heading “Executive Compensation” in this proxy statement. We are asking our stockholders to approve the following advisory resolution at our Annual General Meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
As an advisory vote, the stockholder (or CDI holder) vote on named executive officer compensation is not binding on the Company or the Board of Directors. However, the Compensation and Nominating Committee and the Board of Directors value the opinions of the stockholders (and CDI holders) and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the approval, on a non-binding advisory basis, of our named executive officers’ compensation.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022
The Audit, Governance and Risk Committee, or the Audit Committee, has appointed Ernst & Young, or EY, to serve as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. Although we are not required to seek stockholder approval of this appointment, we intend to seek stockholder approval of our registered public accounting firm annually. No determination has been made as to what action the Audit Committee would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in our best interests. We expect that representatives of EY will be present at the Annual General Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Changes in Independent Registered Public Accounting Firm
Prior Independent Registered Public Accounting Firm
KPMG was previously the principal accountant for the Company. On March 2, 2020, the Audit Committee of the Board of Directors of the Company approved the dismissal of KPMG as the Company’s independent registered public accounting firm.
No disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG were reported during the period of the performance of the audit and filing of the Company’s financial statements in the period from January 1, 2020 through March 2, 2020.
During the period from January 1, 2020 through March 2, 2020 (the date of the engagement of EY), there were no other “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided KPMG with a copy of the disclosure made in the Current Report on Form 8-K filed on March 6, 2020, or the Report, prior to the time the Report was filed with the Securities and Exchange Commission, or the SEC. The Company requested that KPMG furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether KPMG agrees with the statements made by the Company in the Report in response to Item 304(a) and, if not, stating the respects in which KPMG does not agree. A copy of KPMG’s letter to the SEC dated March 6, 2020 was attached as Exhibit 16.1 to the Report.
Current Independent Registered Public Accounting Firm
On March 2, 2020, the Audit Committee approved the appointment of EY as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020.
During the period from January 1, 2020 through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf consulted with EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.
During the period from January 1, 2020 through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf consulted with EY with respect to any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided EY with a copy of the disclosure made in the Report and provided EY the opportunity to furnish a letter addressed to the SEC, pursuant to Item 304(a)(2) of Regulation S-K. EY did not furnish a letter in connection with the filing of the Report.

Audit Fees
The following tables present fees for professional services rendered by EY and KPMG for the fiscal periods indicated:
EY
	Fee
Service	2021	2020
Audit Fees(1)	$2,425,000	$2,602,500
Audit-Related Fees(2)	$356,268	$190,380
Tax Fees(3)	$104,663	$109,677
All Other Fees	—	—

(1)
Audit fees consist of fees billed, or to be billed, for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting as of and for the year ended December 31, 2021; and reviews of our interim financial statements included in quarterly reports and services normally provided by our independent registered public accounting firm in connection with statutory filings. For the year ended December 31, 2021, EY was also required to audit, and attest to, our management’s report on internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consist of fees billed, or to be billed, related to agreed-upon procedures and services normally provided by our independent registered public accounting firm in connection with regulatory filings.

(3)
Tax fees consist of fees billed, or to be billed, tax compliance matters, tax advisory services and routine on-call advice.

The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee to pre-approve services to be provided by the Company’s independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC’s rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the chairman of the Audit Committee pre-approval authority between committee meetings, and the chairman must report any pre-approval decisions to the committee at the next regularly scheduled committee meeting. All non-audit services performed by EY in 2021 were pre-approved in accordance with the procedures established by the Audit Committee.
KPMG
Service	Fee 2020
Audit Fees	$—
Audit-Related Fees(1)	$40,000
Tax Fees	$—
All Other Fees(2)	$265,000

(1)
Audit-related fees consist of fees billed, or to be billed, related to reissue of KPMG’s audit opinion for the year ended December 31, 2019 due to a prior period reclassification.

(2)
All other fees included services provided for providing consents to incorporate KPMG’s audit report into certain of our registration statements and services for strategic projects.

The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee to pre-approve services to be provided by the Company’s independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC’s rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the chairman of the Audit Committee pre-approval authority between committee meetings, and the chairman must report any pre-approval decisions to the committee at the next regularly scheduled committee meeting. All non-audit services performed by KPMG up until the date they ceased to be the Company’s independent registered public accounting firm were pre-approved in accordance with the procedures established by the Audit Committee.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the ratification of the Audit, Governance and Risk Committee’s appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The names, ages and positions of our executive officers are set forth below:
Name	Age	Position(s)
Garold Spindler	74	Managing Director and Chief Executive Officer
Jeffrey D. Bitzer	66	Chief Operating Officer, United States
Douglas G. Thompson	49	Chief Operating Officer, Australia
Gerhard Ziems	52	Group Chief Financial Officer
Christopher P. Meyering	63	Vice President, Chief Legal Officer and Secretary
Emma Pollard	49	Chief People and Sustainability Officer
Information regarding Mr. Spindler is included above under “Proposals 1 and 2 — Election of Directors.”
Executive Officers
Jeffrey D. Bitzer, Chief Operating Officer, United States
Mr. Bitzer joined Coronado Group LLC in September 2013 and was most recently the Vice President, U.S. Operations from September 2013 to July 2021. Mr. Bitzer assumed the role of Chief Operating Officer, United States on August 4, 2021 and is responsible for the management of safety and environmental performance, costs, productivity, and capital expenditure for all operations in the United States. Mr. Bitzer has more than 40 years’ experience in operations management involving all aspects of coal mining, including safety management, environmental compliance, cost control and analysis, production management, reserve evaluation, quality control, and process improvement. Prior to 2013, Mr. Bitzer held several positions including President and General Manager, Manager of Contract Operations and Director of Engineering for Arch Coal, Inc., Vice President and General Manager for Magnum Coal Company and Vice President of Operations for United Coal Company. Mr. Bitzer earned a Bachelor of Science degree in Mining Engineering from West Virginia University and is a licensed West Virginia professional engineer.
Douglas G. Thompson, Chief Operating Officer, Australia
Mr. Thompson joined the Company as Chief Operating Officer, Australia on September 1, 2021. Mr. Thompson has more than 25 years’ experience in the mining industry, including as Managing Director and Chief Executive Officer of Thiess Global, an affiliate of the CIMIC Group, an engineering-led construction and mining services company, from October 2017 to July 2021 and as Executive General Manager, Australia and New Zealand, of CPB Contractor, a wholly-owned subsidiary of the CIMIC Group, from March 2017 to September 2017. Prior to March 2017, Mr. Thompson held leadership roles with Gold Fields Limited, a gold mining company, headquartered in South Africa. Mr. Thompson holds a Bachelor of Science in Engineering (Mining), a BA (Hons) in Mining Engineering and a National Higher Diploma in Mechanical Engineering, and has completed an International Executive Development Program with the University of Cambridge and the University of Witwatersrand. Mr. Thompson is also a Chartered Professional Engineer and Fellow of Engineers Australia and AusIMM.
Gerhard Ziems, Group Chief Financial Officer
Mr. Ziems joined the Company on July 13, 2020 and assumed the role of Group Chief Financial Officer on August 15, 2020. Mr. Ziems has over 25 years of international corporate finance experience across a broad range of industries, including resources, transport infrastructure and construction. Mr. Ziems most recently served as Chief Financial Officer of Pacific National from July 2017 to July 2020. Prior to joining Pacific National, Mr. Ziems served as a Non-Executive Director of globalCOAL from May 2016 to June 2017, as the Head of Coal Marketing of BHP Billiton from April 2016 to June 2017, and as the Head of Supply, Chief Procurement Officer of BHP Billiton from April 2015 to March 2016. Mr. Ziems earned a combined Masters Degree in Finance and Civil Engineering from Braunschweig University of Technology and is a CPA as well as a GAICD.

Christopher P. Meyering, Vice President, Chief Legal Officer & Secretary
Christopher Meyering, Esq. joined the Company as Vice President, Chief Legal Officer & Secretary on September 1, 2021. Mr. Meyering has been a practicing lawyer since 1983. Prior to joining the Company, Mr. Meyering was the Chief Legal Officer and Chief Compliance Officer of Sciens Capital Management LLC, a private equity fund manager, from October 2000 to July 2021. Mr. Meyering has also served as Vice President, General Counsel and Secretary for Pure Energy Corporation, an early-stage biofuel formulations company, from October 1998 to September 2000 and as Assistant General Counsel and Director of Government Affairs at The Pittston Company, an American conglomerate listed on the NYSE with interests in coal mining, home security systems, armoured car services and air freight, from October 1989 to September 1998. Previously, Mr. Meyering was associated with the law firms of Day, Berry & Howard, in its corporate department, and Whitman & Ransom, in the litigation department. Mr. Meyering earned his Bachelor of Arts degree from Georgetown University and a Juris Doctorate from Georgetown University Law Center.
Emma Pollard, Chief People and Sustainability Officer
Ms. Pollard has served as our Chief People and Sustainability Officer since March 1, 2022. Ms. Pollard served as our Vice President People and Culture from October 1, 2018 until February 28, 2022, and was previously our General Manager of Human Resources in Australia since January 2018. Ms. Pollard has more than 25 years’ experience in human resources. Prior to joining the Company, Ms. Pollard served as the General Manager People and Sustainability of Wesfarmers, prior to its acquisition by the Company. Prior to that, Ms. Pollard served as Head of Human Resources of European Operations at Mylan NV, a global generic and specialty pharmaceutical company, from January 2015 to September 2017 and Senior Director Talent Acquisition and Development, Europe from August 2013 to January 2015. Ms. Pollard also served as a Director, Human Relations, Australia and New Zealand at Alphapharm Pty Limited, a subsidiary of Mylan NV, from 2011 until 2013 and as Executive General Manager, Human Resources at Capral Aluminum from 2005 until 2011. Ms. Pollard earned a B.A. (Hons) in Business Administration from the University of Sunderland and a Post-Graduate Diploma in Human Resource Management from the University of Northumbria.
Board of Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, comprised of our Chief Executive Officer, three independent directors and two non-executive directors.
The number of directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, we issued the Series A Share, which is beneficially owned by the EMG Group, through its ownership of Coronado Group LLC. Ownership of our Series A Share provides the EMG Group (or a permitted transferee thereof) with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock.
If the EMG Group elects, by written notice to us, the EMG Group will have the sole and exclusive right to nominate and elect, voting as a separate class and to the exclusion of all other series or classes of capital stock, a number of directors representing:
•
a majority of the total number of directors so long as the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock;

•
40% of the total number of directors if the EMG Group beneficially owns in the aggregate 40% or more, but less than 50%, of our outstanding shares of common stock;

•
30% of the total number of directors if the EMG Group beneficially owns in the aggregate 30% or more, but less than 40%, of our outstanding shares of common stock;

•
20% of the total number of directors if the EMG Group beneficially owns in the aggregate 20% or more, but less than 30%, of our outstanding shares of common stock;

•
10% of the total number of directors if the EMG Group beneficially owns in the aggregate 10% or more, but less than 20%, of our outstanding shares of common stock.

We will redeem our Series A Share to the fullest extent permitted by law (at a price of $1.00) if, at any time, the EMG Group no longer beneficially owns, in the aggregate, 10% or more of the outstanding shares of our common stock.
On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us (including certain governance matters) while the EMG Group retains an interest in our ownership. Pursuant to the Stockholder’s Agreement, for so long as the EMG Group has the right to nominate and elect directors as a holder of our Series A Share and any such director has been elected, the EMG Group will have the right to designate one of such directors to be included in the membership of any Committee of the Board of Directors, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.
Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a formal Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers, that outlines how we expect our representatives to behave and conduct business in the workplace and includes legal compliance and guidelines on appropriate ethical standards.
The Code of Business Conduct and Ethics is designed to:
•
provide a benchmark for professional behavior;

•
support our business reputation and corporate image within the community; and

•
make directors and employees aware of the consequences if they breach the Code of Business Conduct and Ethics.

The code of business conduct and ethics is available on our website at https://coronadoglobal.com /sec-information/. We expect that any amendment to the code, or any waivers of its requirements, will be disclosed on our website. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Board Leadership Structure
Our Board of Directors is led by our Chairman. The Chairman oversees the planning of the Board of Directors’ calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board of Directors. In addition, the Chairman provides guidance and oversight to members of management and acts as the Board of Directors’ liaison to management. In this capacity, the Chairman is actively engaged on significant matters affecting us and is in regular dialogue with the Chief Executive Officer. The Chairman leads our annual general meetings of stockholders and performs such other functions and responsibilities as requested by the Board of Directors from time to time.
While the Board of Directors retains ultimate responsibility for the strategy and performance of the Company, the day-to-day operation of the Company is conducted by, or under the supervision of, the Chief Executive Officer as directed by the Board of Directors. The Board of Directors approves corporate objectives for the Chief Executive Officer to work towards and the management team is then responsible for implementing strategic objectives, plans and budgets approved by the Board of Directors.
Director Independence
Our Board of Directors currently consists of six members: William (Bill) Koeck, Garold Spindler, Philip Christensen, Sir Michael (Mick) Davis, Greg Pritchard, and Laura Tyson. Our Board of Directors has determined that each of William (Bill) Koeck, Philip Christensen and Greg Pritchard are “independent.”

We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. While we are not currently seeking a listing on the New York Stock Exchange, or NYSE, or any other U.S. securities exchange, we have assessed the independence of our directors with respect to the definition of independence prescribed by NYSE and the SEC, as well as the ASX Corporate Governance Principles and Recommendations.
Board Committees and Meetings
Our Board of Directors has three standing committees: the Audit Committee, a Compensation and Nominating Committee and a Health, Safety, Environment and Community Committee. In 2021, the Company also had an operational due diligence committee to conduct select business in connection with concurrent debt and equity offerings. The composition and responsibilities of each of the Audit Committee, Compensation and Nominating Committee and Health, Safety, Environment and Community Committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. The charters of each of our committees is available on our website at https://coronadoglobal.com/sec-information/. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
The Board of Directors held 12 meetings in 2021. In addition to formal meetings held, the board conducted further business by unanimous written approval on 4 occasions. The Audit Committee, the Compensation and Nominating Committee and the Health, Safety, Environment and Community Committee held 5, 3 and 3 meetings, respectively, in 2021. In addition to formal meetings held, the Health, Safety, Environment and Community Committee conducted further business by unanimous written approval on 1 occasion. The due diligence committee held 4 meetings in 2021. The committees receive their authority and assignments from, and report to, the Board of Directors.
All of the current directors attended at least 75% of all applicable Board of Directors and committee meetings held during 2021. In addition to holding regular Board of Directors and committee meetings, the Board of Directors members and committee members also reviewed and considered matters and documents and communicated with each other apart from the meetings. Additionally, all non-management members of the Board of Directors meet separately without members of management present at every regularly scheduled Board of Directors’ meeting.
The Board of Directors does not have a formal policy with regard to directors’ attendance at the annual general meeting. Last year, all directors were present via webcast at the annual general meeting.
Audit Committee
Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an “audit committee financial expert” under the rules of the SEC.
Our Audit Committee oversees our accounting and financial reporting process and the audit of our financial statements and assists our Board of Directors in monitoring our financial systems and legal and regulatory compliance. Our Audit Committee is responsible for, among other things:
•
financial reporting;

•
application of accounting policies;

•
financial management and corporate and governance risk management;

•
internal control system;

•
taxation and financial risk management;

•
business policies and practices;

•
compliance with applicable laws, regulations, standards and best practice guidelines; and

•
risks associated with transactions of strategic or routine nature.

The Audit Committee will have the power to investigate any matter brought to its attention within the scope of its duties and the authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.
Compensation and Nominating Committee
Our Compensation and Nominating Committee consists of Mr. Koeck (Chair), Mr. Pritchard and Ms. Tyson. Our Board of Directors has determined that each of Messrs. Koeck and Pritchard is independent under Rule 10C-1 of the Exchange Act and qualifies as a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act.
Our Compensation and Nominating Committee is responsible for developing and maintaining our compensation strategies and policies and recommends corporate governance guidelines applicable to the Board of Directors and our employees and identifies and recommends nominees for election or appointment to our Board of Directors and its committees. The responsibilities of the Compensation and Nominating Committee include:
•
evaluating from time to time the performance of, and determining the remuneration of, the Chief Executive Officer and his direct reports;

•
recommending to the Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to the employee equity incentive plans;

•
approving major changes and developments in our policies and procedures related to remuneration;

•
reviewing and facilitating stockholder and other stakeholder engagement in relation to our remuneration policies and practices;

•
reviewing and recommending to the Board of Directors the size and composition of the Board of Directors including reviewing Board of Directors succession plans and the succession of the Chairman and Chief Executive Officer;

•
reviewing and recommending to the Board of Directors the criteria for nomination as a director and the membership of the Board of Directors more generally;

•
assisting the Board of Directors in relation to the performance evaluation of the Board of Directors, committees and individual directors;

•
ensuring that processes are in place to support director induction and ongoing education; and

•
developing, in consultation with management, and recommending to the Board of Directors measurable objectives for achieving gender diversity and reviewing and recommending to the Board of Directors any necessary changes on at least an annual basis.

The Compensation and Nominating Committee also has the power to investigate any matter brought to its attention within the scope of its duties and authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.
The Compensation and Nominating Committee utilizes a variety of processes for identifying and evaluating director nominees. Pursuant to the Compensation and Nominating Committee charter:
•
detailed background information in relation to a potential candidate should be provided to all directors;

•
the identification of potential director candidates may be assisted by the use of external search organizations as appropriate;

•
appropriate checks should be undertaken in relation to all potential candidates (which may be assisted by the use of external organization as appropriate);

•
an offer of a Board of Director appointment must be made by the Chairman only after having consulted all directors, with any recommendations from the Compensation and Nominating Committee having been circulated to all directors; and

•
all new Board of Director appointments should be confirmed by letter in the standard format as approved by the Board of Directors or the Compensation and Nominating Committee from time to time.

Factors considered by the Compensation and Nominating Committee when reviewing a potential candidate for Board of Director appointment include without limitation:
•
the skills, experience, expertise and personal qualities that will best complement Board of Directors effectiveness and promote Board of Directors diversity having regard to:

•
the Board of Directors skills matrix, which sets out the mix of skills, expertise, experience and diversity that the Board of Directors currently has or is looking to achieve in its membership; and

•
the existing composition of the Board of Directors; and

•
the capability of the candidate to devote the necessary time and commitment to the role (this involves a consideration of matters such as other Board of Directors or executive appointments) and potential conflicts of interest and independence.

Except as may be required by rules promulgated by the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the suitability of the candidates, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, expertise, length of service, other commitments and diversity. In accordance with the Company’s Gender Diversity Policy, the Compensation and Nominating Committee develops in consultation with management and recommends to the Board of Directors measurable objectives for achieving gender diversity and, on an annual basis, reviews them and recommends any changes to the Board of Directors.
The Compensation and Nominating Committee will consider director candidates recommended by stockholders (other than the EMG Group) if properly submitted. Stockholders wishing to suggest persons for consideration as nominees for election to the Board of Directors at the 2023 annual general meeting of stockholders may do so by providing written notice to the Secretary at the principal executive office of the Company no earlier than January 26, 2023 and no later than the close of business on February 25, 2023. Assuming that a properly submitted stockholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Compensation and Nominating Committee and the Board of Directors will follow the same process and apply the same criteria as they do for candidates submitted by other sources in accordance with the Compensation and Nominating Committee charter.
See “— Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
Health, Safety, Environment and Community Committee
Our Board of Directors also maintains a standing committee on health, safety, environment and community, or the HSEC committee, which consists of Messers. Christensen (Chair), Pritchard and Ms. Tyson. Our Board of Directors has determined that Messers. Christensen and Pritchard are independent.
Our HSEC committee is responsible for, among other things:
•
monitoring our performance on health, safety, environment and community, or HSEC, matters;

•
monitoring the establishment of appropriate HSEC objectives, and the strategies in place to meet these objectives;

•
overseeing and monitoring the establishment, operation and implementation of our HSEC policies and procedures, and considering their alignment with our values and risk appetite;

•
reviewing HSEC risks and issues, and action plans put in place to seek to minimize current risks and prevent incidents;

•
evaluating the adequacy and effectiveness of the identification and management of HSEC and social risks and its disclosure of any material exposures to those risks; and

•
monitoring our performance in regard to the HSEC consequences of decisions and actions, including impacts on employees, third parties, communities and our reputation.

The HSEC committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain independent counsel and independent advisors at our expense for any matter related to the fulfillment of its responsibilities and duties.
Other Committees
Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time. In 2021, the Company established a due diligence committee to conduct matters related to the Company’s concurrent debt and equity offerings.
Stockholder Communications
Stockholders may send written communications to the Board of Directors or any one or more of the individual directors by mail to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000. Any stockholder who wishes to send a written communication to any member of the Board of Directors may do so in care of our Secretary, who will forward any communications directly to the Board of Directors or the individual director(s) specified in the communication.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation and discussion analysis section discusses our principles underlying the policies and decisions with respect to the compensation of our named executive officers, or NEOs, for the fiscal year ended December 31, 2021:
Name	Position(s)
Garold Spindler	Managing Director and Chief Executive Officer
Gerhard Ziems	Group Chief Financial Officer
Jeffrey Bitzer	Chief Operating Officer, United States
Douglas G. Thompson	Chief Operating Officer, Australia
Emma Pollard	Chief People and Sustainability Officer
James Campbell(1)	Former President and Chief Operating Officer

(1)
Mr. Campbell resigned from his employment with us effective August 31, 2021.

Executive Summary
Our NEOs’ compensation for 2021 was structured to align the interests of our NEOs and our stockholders, attract and retain suitably qualified NEOs and incentivize them to create sustainable performance.
The following summarizes how the Company performed and its key accomplishments during 2021:
•
Safety:

•
Coronado remains focused on the safety and wellbeing of all employees and contracting parties as the Company, led by the Coronado COVID-19 Steering Committee, continues to execute action plans to manage the risks associated with COVID-19 variants. The Committee has continued to remain vigilant in dealing with variants and their impacts on our people, operations and customers. Sanitization processes, social distancing, mask-wearing (where safe to do so), vaccine advocacy, vaccine rollout, educational materials and regular pre-start communications continue to form the base level commitments by the Company in tackling the virus and keeping our people informed.

•
Tragically, in November 2021, one employee at the Company’s Curragh mine in Australia was fatally injured while working in the dragline operations. This incident overshadowed the 67% year on year improvement in the 12-month rolling average Total Injury Frequencey Rate (TRIFR) in Australia from 9.40 as of Decemeber 31, 2020 to 3.07 as of December 31, 2021. In the U.S., the 12-month rolling average Total Reportable Incident Rate (TRIR) was 2.51 as of December 31, 2021 compared to 2.28 as of December 31, 2020.

•
Production:   Saleable production of 17.4Mt exceeded the top end of revised market guidance.

•
Mining Cost per Ton:   For the year ended December 31, 2021 the Company achieved mining cost per ton of $65.7/ton, which was below the low end of revised market guidance. Mining cost per ton is a non-generally accepted accounting principle, or non-GAAP, measure. For a complete discussion of, and reconciliation of, mining cost per ton to the relevant GAAP measure, see Item 7. ”Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 111 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 22, 2022.

•
Equity Raise:   Successfully completed a $551 million refinancing initiative comprising a a fully underwritten equity entitlement offer of $101 million, a senior secured asset-based revolving credit facility of $100.0 million and senior secured notes of $350.0 million. Proceeds from this transaction were used to terminate the legacy Syndicated Facility Agreement, or SFA, delivering increased financial flexibility, enhanced liquidity and extended debt tenor.
2021 Key Compensation Decisions and Actions
In determining the compensation of the executive officers, the compensation and nominating committee takes into account current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data. The compensation and nominating committee uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs.
Our key compensation decisions and actions relating to our NEOs’ compensation for 2021 included the following:
Base salary:   Base salary is a fixed element of compensation that is intended to attract and retain executives. Historically, we carry out detailed benchmarking of pay levels and make increases to the base salaries of some of our NEOs annually. However, for 2021, we did not make any salary increases for any of our NEOs, other than with respect to Mr. Bitzer in connection with his promotion to his current position. The 2021 annual base salary for Mr. Thompson, who joined the Company on September 1, 2021 and assumed the role of Chief Operating Officer, Australia, was $509,060 (A$677,369) and was set based on Mr. Thompson’s experience and expertise, his prior compensation level, external peer group market benchmark data and internal pay equity considerations. Mr. Bitzer’s 2021 base salary was increased from $350,000 to $425,000 when he was promoted to the role of Chief Operating Officer, United States following his tenure as Vice President, US Operations. This increase was based on Mr. Bitzer’s promotion and corresponding increase in responsibilities, as well as his experience and expertise, external peer group market benchmark data and internal pay equity considerations. The table below sets out the salaries of our NEOs as at December 31, 2021, for each of Mr. Ziems, Mr. Thompson and Ms. Pollard, using the average exchange rate for 2021, which was approximately A$1.00 to US$0.75 and as at December 31, 2020, for each of Mr. Ziems, Mr. Thompson and Ms. Pollard, using the average exchange rate for 2020, which was approximately A$1.00 to US$0.69. For Mr. Spindler, Mr. Bitzer and Mr. Campbell, this represents base salary and for Mr. Ziems, Mr. Thompson and Ms. Pollard, this represents total employment cost, which is base salary plus superannuation contributions (which increased slightly due to statutory changes adopted in Australia in 2021).
Name	Position	As at December 31, 2021	As at December 31, 2020
Garold Spindler	Chief Executive Officer	$1,250,000	$1,250,000
Gerhard Ziems	Group Chief Financial Officer	$586,894 (A$780,937)	$538,135 (A$780,000)
Jeffrey Bitzer	Chief Operating Officer, United States	$425,000	—
Douglas Thompson	Chief Operating Officer, Australia	$526,068 (A$700,000)	—
Emma Pollard	Chief People and Sustainability Officer	$331,375 (A$440,937)	$303,563 (A$440,000)
James Campbell(1)	Former Chief Operating Officer	$650,000	$650,000

(1)
Mr. Campbell was not employed by the Company as at December 31, 2021 and therefore the salary referenced was his salary on his last day of employment, August 31, 2021.

Performance Stock Unit Awards:   In 2021, we granted performance stock units, or PSUs, to each of our NEOs. We believe that performance-based equity awards align the interests of our NEOs with our stockholders and incentivize our NEOs to invest in the success of the Company.
2021 Short Term Performance Incentive:   Our short term incentive, or STI, plan is an at-risk, variable component of our NEOs’ compensation and is aligned to the Company’s and the individual NEO’s performance goals. The performance of the Company and the efforts and individual contributions made by the NEOs in 2021 reflects an average payout of 78% of maximum short term incentive for our continuing NEOs (before any pro-ration for partial years of service for our NEOs).

Role of the Most Recent Stockholder Say-On-Pay Vote
We conduct an annual stockholder advisory vote on named executive officer compensation (a “Say-on-Pay” vote) to ensure that stockholder input informs our compensation philosophy and decisions. At our 2021 Annual General Meeting of Stockholders, approximately 94.4% of the shares that were voted on our “Say-on-Pay” proposal voted to approve the compensation of our named executive officers as disclosed in our 2021 proxy statement.
Accordingly, given this strong level of support, we did not make any material changes to our executive compensation program solely as a result of the Say-on-Pay vote.
Compensation Philosophy and Objectives
Our compensation and nominating committee, discussed in more detail below, set forth the following overall objectives of our executive compensation framework:
•
Ensuring our compensation structures are equitable and aligned with our and our stockholders’ long-term interests;

•
Attracting and retaining skilled executives in both Australia and the United States; and

•
Structuring short-term and long-term incentives that encourage high performance, are challenging and are linked to the creation of sustainable stockholder returns.

Executive compensation structures are designed to align the interests of stockholders with compensation outcomes by taking into account the performance of the Company, the capability and experience of executives, and current economic and industry circumstances. Further, four aspirational principles generally guide our decisions about executive compensation:
•
Fairness:   provide a fair level of reward to all executives.

•
Transparency:   build a culture of achievement by transparent links between reward and performance.

•
Alignment:   promote mutually beneficial outcomes by aligning executive, customer and stockholder interests.

•
Sustainaibility:   drive leadership performance and behaviors that create a culture that promotes safety, diversity and employee engagement.

Accordingly, we have designed our executive compensation program to reward our executives for achieving annual and long-term (three-year) financial and business goals that relate to the aforementioned principles. Specifically, the amount of incentive compensation received by our NEOs is directly related to performance against goals such as safety, employee engagement, cultural programs, production, cash cost per metric ton, share price performance and cash flow as described in more detail below.
Elements of Executive Compensation
Base Salary
Our executives are offered a base salary that comprises the fixed component of their compensation. Base salary is paid in order to attract and retain high-quality and experienced individuals, meet competitive salary norms and reward performance on an annual basis. Base pay for executives is reviewed annually and may be increased if appropriate. There are no guaranteed base salary increases included in any of our executives’ contracts. In setting base salaries and approving base salary increases, consideration is given to each executive’s position, prior experience and qualifications and competitive compensation data we review for similar positions within our industry, as well as to the fact that we are a global company operating across different geographies. We also consider competitive industry norms when determining how to allocate between cash and non-cash compensation for our NEOs. The industry comparisons are used for guidance purposes only. It is the intention of the compensation and nominating committee to pay base salaries to our NEOs that are commensurate with their qualifications and demonstrated performance.

Short-Term Performance Incentives
We created our Short-Term Incentive Plan, or STI Plan, to provide our executive officers with rewards for outstanding performance against short-term goals. Under our STI Plan, bonus arrangements are based on both the achievement of Company performance goals and individual performance goals, which are agreed on an individual basis based on the individual’s defined roles and responsibilities within our Company. We believe that paying such cash bonuses:
•
ensures our executive compensation structures are equitable and aligned with our interests and those of our stockholders;

•
attracts and retains skilled executives; and challenges both us and our executives to create sustainable stockholder returns.

The amount of short-term incentive, or STI, award that each participant becomes entitled to each year (if any) is determined by our Board of Directors and the compensation and nominating committee based on the achievement of the set financial and non-financial performance targets.
The STI targets for the Company for the fiscal year ending December 31, 2021 were based on safety (using Total Reportable Injury Frequency Rate, or TRIFR, or Total Reportable Incident Rate, or TRIR), production and cash cost per metric ton metrics, as follows:
	Proportion		STI Award (75%)	STI Award (100%)	FY21 Actual	% Achieved
Safety	30%	AUS	TRIFR 7.50	TRIFR 6.96	TRIFR 3.1	15.0%*
		US	TRIR 2.48	TRIR 2.15	TRIFR 2.5	0.0%
Production	35%	ALL	18.9 MT	19.9 MT	17.2 MT	0.0%
Cash cost per tonne	35%	ALL	59.9	57.0	65.7	0.0%
	100.0%					15.0%*

*
The Company’s compensation and nominating committee determined that, to recognize the fact that there had been a fatality within the Group’s operations in 2021, none of the Company’s NEOs should receive a payment in relation to safety performance regardless of the achievement of the stretch target in Australia. This meant that there was no payment for any of the NEOs with respect to the Company performance measures referenced in the table above.

With respect to the individual performance portion of the STI, throughout the year, the Chief Executive Officer provides the compensation and nominating committee with his assessment of the achievement of each NEO, other than himself, with respect to their personal goals and targets set for that year. As noted above, each NEO’s individual performance goals, are based on the individual’s defined roles and responsibilities within our Company, however each includes the following elements:
•
Operational and financial — delivery of the 2021 plan and budget; demonstrating agility

•
Strategy and growth — driving long term initiatives; enhancing strategic plans

•
Sustainability — leading proactive safety initiatives; promoting cultural initiatives; demonstrating leadership effectiveness and authenticity

Key elements of the strong individual performances by each of the NEOs in 2021, are highlighted in the chart below for our NEOs other than our Chief Executive Officer:
NEO	Principal Performance Factor
Gerhard Ziems	Refinancing programs, debt restructuring and investor engagement initiatives
Jeffrey Bitzer	Pandemic response, installation of new operating mines, reliability improvements
Douglas Thompson	Restructuring arrangements with major contractors, expansion of surface fleets, internal alignment improvements

NEO	Principal Performance Factor
Emma Pollard	Development and implementation of strategic HR programs and pandemic response
James Campbell	Cost reduction, efficiency improvements and pandemic response
The compensation and nominating committee assesses the individual performance of the Chief Executive Officer. Their assessment is based on achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Specifically, for 2021, these achievements included Mr. Spindler’s continued demonstration of exceptional global leadership during the challenges of the COVID-19 pandemic and his willingness to continue to travel throughout this period in order to provide in person support and direction; his strategic foresight which drove the Company’s refinancing efforts and enabled the business to maximize on strong market conditions; and his ongoing focus on succession planning and prioritization of developing a pipeline of senior leaders.
The following table shows (i) the maximum opportunities that were available for our NEOs under the 2021 STI plan (before any pro-ration for any partial year of service), for each of Mr. Ziems, Mr. Thompson and Ms. Pollard, using the average exchange rate for 2021, which was approximately A$1.00 to US$0.75 and (ii) the details of the payments earned by the NEOs under the 2021 STI Plan. The compensation and nominating committee chose to provide for a payment of above maximum for each NEO’s individual proportion of the 2021 STI achievement level in order to reflect overall output and extraordinary effort applied, to determine the payment amounts shown below.
NEO	Maximum Opportunity Percentages (as a % of Base Salary / Total Employment Cost)	Maximum Payout Opportunity (in US$)	Actual Payout (in US$)
Garold Spindler	100%	$1,250,000	$1,250,000
Gerhard Ziems	75%	$440,156 (A$585,703)	$300,610 (A$400,000)
Jeff Bitzer	75%	$318,750	$350,000
Douglas Thompson	100%	$526,050 (A$700,000)	$87,678 (A$116,667)
Emma Pollard	75%	$248,532 (A$330,703)	$187,881 (A$250,000)
James Campbell	100%	$650,000	$162,500
The award of STI to Mr. Spindler, Mr. Ziems, Mr. Bitzer and Mr. Thompson was delivered as follows:
•
50% was delivered in cash after the release of our audited full-year financial results; and

•
50% was deferred for 12 months. The deferred component of the STI award will be paid after the release of our audited full-year financial results for the year following the year of the award (e.g., the deferred component will be paid following the release of the Company’s audited full-year financial results for fiscal year ending December 31, 2022).

The award of STI to Ms. Pollard and Mr. Campbell was delivered in cash without any deferral.
As an employee, Mr. Spindler is the only director who is entitled to participate in the STI Plan, including with respect to the deferral arrangements. The compensation and nominating committee and our Board of Directors retain the right to exercise discretion to accelerate the payment of a deferred STI amount in full or to not pay a deferred STI amount where the participant has ceased employment with us or one of our entities during the performance period, or in limited other cases, including if a financial restatement is required or in cases of employee misconduct.
Long-Term Performance Incentives
In connection with the initial public offering of the Company’s CDIs in Australia in fiscal year 2018 (the “Australian IPO”), we established the Coronado Global Resources Inc. 2018 Equity Incentive Plan, or the Equity Incentive Plan, which allows us to grant equity awards to our consultants and employees. The objective of our Equity Incentive Plan is to foster sustained long-term performance and longer-term growth in stockholder value, while maintaining a total compensation opportunity that enables us to retain, attract and motivate qualified and high-performing executives. The Equity Incentive Plan was approved by our Board of Directors on September 21, 2018. The total number of shares that are available for awards under the Equity Incentive Plan is such maximum amount permitted by law and the ASX Listing Rules. As an employee director, Mr. Spindler is the only director who is entitled to participate in the grant of securities under the Equity Incentive Plan.
The initial grants made to our NEOs under our Equity Incentive Plan in 2018 consisted of performance stock units, or PSUs, and option awards. The portions of these awards that are eligible to vest are determined by our Board of Directors and the compensation and nominating committee based on our relative total stockholder return and a scorecard, or the LTI Scorecard, set by our Board of Directors and our compensation and nominating committee.
The LTI Scorecard goals are determined and approved by our Board of Directors at the beginning of the performance period, taking into account budgeted cost forecasts, business plans and strategy. For the initial grants made to our NEOs in 2018, our LTI Scorecard consisted of four equally-weighted performance measures based on the following categories:
•
safety;

•
production;

•
our percentile ranking of total stockholder return, or TSR, relative to a peer group of similar companies; and

•
cash costs per metric ton.

Our peer group for the relative TSR metrics for the performance period January 1, 2019 to December 31, 2021, consisted of the following companies: New Hope Corporation Limited, Peabody Energy Corporation, Arch Coal, Warrior Met Coal, Inc., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), BHP Group Limited (formerly BHP Billiton), South32 Limited, Yancoal Australia Ltd, Whitehaven Coal Ltd, Fortescue Metals Group Limited, Oz Minerals Limited, Evolution Mining Ltd, Rio Tinto Limited, Mineral Resources Limited, Newcrest Mining Limited, Saracen Mineral Holdings Limited, Sandfire Resources NL, Independence Group NL, Syrah Resources Ltd, Western Areas Ltd, Northern Star Resources Ltd, Teck Resources Limited, Anglo American Capital Plc and Vale S.A.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2019 to December 31, 2021. Such performance was certified by our compensation and nominating committee on February 21, 2022. The following table shows the results of the 2019 — 2021 performance period, measured against the performance scorecard.
			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	25%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	67%	10.3%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	76%	7.6%
TSR	25%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	8.3%	0%
Production	25%	ALL	<21.1 mt	=23.1 mt	>23.1 mt	18.2	0%
Cash cost per tonne	25%	ALL	>$52/t	=$52/t	<$52/t	56.9	0%
							17.9%
As a result of such performance, the following PSUs and Options were conditionally earned by our NEOs in 2021:
•
Mr. Spindler: 31,488 PSUs and 104,960 Options

•
Mr. Bitzer: 771 PSUs

•
Ms. Pollard: 2,551 PSUs and 8,503 Options

•
Mr. Campbell: 20,467 PSUs and 68,224 Options

Such PSUs and Options remain subject to service-based vesting in accordance to their terms. The PSUs and Options are scheduled to vest on February 21, 2023, subject to the NEO’s continued service through such date.
During the year ended December 31, 2020 the Company made new PSU grants under the Equity Incentive Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the compensation and nominating committee based on a scorecard, or the 2020 LTI Scorecard, set by our Board of Directors and our compensation and nominating committee.
The 2020 LTI Scorecard goals are determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2020 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
•
safety;

•
our percentile ranking of total stockholder return, or TSR, relative to a peer group of similar companies; and

•
cash flow.

The performance metrics are measured over a predetermined performance period, which is from January 1, 2020 to December 31, 2022.
Our peer group for the relative TSR metrics for the performance period January 1, 2020 to December 31, 2022, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., Fortescue Metals Group Ltd., Champion Iron Ltd., and South 32 Ltd.
During the year ended December 31, 2021 the Company made new PSU grants under the Equity Incentive Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the compensation and nominating committee based on a scorecard, or the 2021 LTI Scorecard, set by our Board of Directors and our compensation and nominating committee.
The 2021 LTI Scorecard goals are determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2021 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
•
safety; speficially the total recorable injury frequncy rate (TRIFR) in Australia and total recordable injury rate (TRIR) measured aganst the appropriate industry average in each juristiction

•
our percentile ranking of total stockholder return, or TSR, relative to a peer group of similar companies, measured as per the table below; and

•
cash flow; calculated as EBITDA less capex and interest, adjusted for tax over the performance period.

Performance Level	Achievement of Performance Metrics	Percentage of PSUs Earned
Maximum	At or above 75th Percentile of Peer Group TSR	100%
Above Threshold and Below Maximum	Above 50th and below 75th Percentile of Peer Group TSR	interpolated on a straight-line basis
Threshold	50th Percentile of Peer Group TSR	50%
Below Threshold	Below 50th Percentile of Peer Group TSR	0%

The performance metrics are measured over a predetermined performance period, which is from January 1, 2021 to December 31, 2023.
Our peer group for the relative TSR metrics for the performance period January 1, 2021 to December 31, 2023, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., Fortescue Metals Group Ltd., Champion Iron Ltd., and South 32 Ltd.
Management Incentive Units
In order to generate positive returns for Coronado Group LLC, prior to the Australian IPO, certain of our NEOs were granted management incentive units, or MIUs, in Coronado Group LLC. Each MIU entitles the holder to a right to receive a portion of the distributions made by Coronado Group LLC. We currently do not intend to grant further MIUs to our management team in the future. For more information regarding the MIUs, see “Coronado Group LLC Management Incentive Units” below.
Post-Employment Compensation
In connection with our Australian IPO, we entered into employment agreements with our Chief Executive Officer, Chief People and Sustainability Officer, former Chief Operating Officer. Additionally, in connection with his hiring on July 13, 2020, we entered into an employment agreement with our Group Chief Financial Officer. In 2021, in connection with their hiring and promotion, respectively, on September 1, 2021, we entered into employment agreements with our Chief Operating Officer, Australia and our Chief Operating Officer, United States. Under these agreements, we formalized the post-employment compensation arrangements for our NEOs. Upon termination of employment without cause or a resignation for good reason, our NEOs are entitled to receive certain severance payments and other benefits. In determining whether to approve, and in setting the terms of such severance arrangements, our compensation and nominating committee and our Board of Directors recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. Severance amounts for termination without cause or a resignation for good reason would be as follows: for our Chief Executive Officer, base annual salary over the prior 12 months paid in a lump sum six months following the date of termination; for our and Chief Operating Officer, United States, base annual salary over the prior 12 months paid in a lump sum within 60 days following the date of termination; for our Chief Operating Officer, Australia: 6 months’ continuance of total employment costs or 3 months’ notice; and for our Group Chief Financial Officer and Chief People and Sustainability Officer, 3 months’ continuance of fixed annual salary or 3 months’ notice. In the event of a termination as a result of redundancy, our Group Chief Financial Officer, Chief Operating Officer, Australia, and Chief People and Sustainability Officer are entitled to three weeks of fixed annual salary for every year of service.
In addition to these amounts, our Chief Executive Officer will also receive post-employment payments in connection with complying with the non-compete and non-solicitation covenants contained in their employment agreements. Payment would be made, in exchange for the provision of consultation services by such NEOs, to our Chief Executive Officer in the amount equal to 50% of each officer’s base annual salary in 12 monthly payments, for a one-year period following termination of such officer’s employment.
In connection with his termination of employment, the Board determined to pay certain post-employment benefits to our former Chief Operating Officer that he is entitled to under his employment agreement with the Company, including (i) payment of one-half of his base salary to be paid over a twelve month period in exchange for his continued compliance with his non-competition and non-solicitation obligations for such period; (ii) allowing him to retain his MIUs and outstanding equity awards under the Equity Incentive Plan, (iii) allowing him to remain eligible to participate under the Company’s 2021 STI Plan at his existing level and (iv) paying certain other benefits for twelve months following his termination of employment, including payment of his automobile allowance and payment of health insurance premiums (if not sooner covered by a new employer), and other existing benefits.

Change in Control Compensation
To provide our NEOs with some financial security in the event their employment with our organization is terminated without cause or under certain circumstances following a change in control, a portion of certain of our equity-based awards for our NEOs may vest, as determined by our compensation and nominating committee in its sole discretion. For more information about the change in control agreements with our NEOs, see “Potential Payments upon Change in Control” below.
Other Compensation
As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Ziems, Mr. Thompson and Ms. Pollard). Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s compensation to an approved superannuation fund that the employee is typically not able to access until they are retired. Superannuation is contributed up to a maximum amount of the lesser of 9.5% of each such employee’s salary or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $17,008 (A$22,631) for 2021. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
Our NEOs in Australia participate in our superannuation plan on the same statutory basis as all other employees.
Our NEOs located in the United States receive matching 401(k) contributions. We aim to match contributions at a market-appropriate level, which was a rate of 4% for fiscal year ended December 31, 2021.
For certain of our NEOs, we also pay for insurance premiums, relocation expenses, vehicle allowances and parking expenses. We pay such perquisites in order to be competitive with industry norms.
Compensation Consultants
In 2019, we engaged Guerdon Associates to review compensation arrangements, such as the long-term and short-term incentive compensation plans, and to carry out formal benchmarking of remuneration levels against selected peers for each of our NEOs. The composition of the peer group for benchmarking is reviewed periodically to ensure that the inclusion of each company is appropriate. This determination is based on a variety of factors, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. The Company did not consider that the external market had moved significantly since that review and therefore a compensation consultant was not engaged to review compensation arrangements for 2020 or 2021. No changes were made to the general compensation structure of any of our NEOs in 2020 or 2021.

For 2019, the compensation and nominating committee selected the following companies (collectively referred to as the “peer group”) based on the recommendation of Guerdon Associates and no subsequent benchmarking was conducted with respect to 2020 or 2021 compensation decisions:
Alliance Resource Partners	Hecla Mining	Regis Resources
Alpha Metallurgical Resources Inc.	Iluka Resources	Reliance Steel & Aluminum
Alumina	Incitec Pivot	Royal Gold
Arch Coal	Independence Group	Saracen Mineral Holdings
Beach Energy	Kaiser Aluminum	Seven Group Holdings
BlueScope Steel	Lynas	Sims Metal Management
Carpenter Technology	Materion	St Barbara
Champion Iron	Mineral Resources	Unites States Steel
Coeur Mining	Mount Gibson Iron	Warrior Met Coal
Commercial Metals	New Hope	Washington H Soul Pattinson
Compass Minerals Int	Northern Star Resources	Whitehaven Coal
Enviva Partners	OZ Minerals	Worthington Industries
Evolution Mining	Peabody Energy	Yancoal Australia
GWA Group	Pilbara Minerals
Not all of these companies were used in the benchmarking process of each NEO, but instead a specified subset of the peer group was created for each NEO depending on the NEO’s role and location. The compensation and nominating committee does not target a particular percentile within the peer group in setting an NEO’s compensation but uses the peer group compensation data as one of several factors in determining the form and amount of compensation.
Clawback Policy
All awards granted under the Equity Incentive Plan will be subject to recoupment under our clawback policy in the event our Board of Directors determines that (A) a participant has (i) acted fraudulently or dishonestly, (ii) engaged in gross misconduct, (iii) engaged in an act which has brought us into disrepute, (iv) breached his or her duties or obligations to us or (v) been convicted of an offense or has a judgment entered against them in connection with our affairs; (B) there is a material misstatement or omission in our financial statements or any other circumstance which would affect our financial soundness or require a restatement of our financial accounts; (C) a participant’s awards vest or may vest as a result of the fraud, dishonesty or breach of duties or obligations of any other person and, in the opinion of our Board of Directors, the awards would not have otherwise vested; or (D) we are required by or entitled under law or Company policy to reclaim remuneration from a participant.
In the event of a recoupment, our Board of Directors may determine that any of the following held by or on behalf of the participant will lapse or deem to be forfeited: (i) unvested awards, (ii) vested but unexercised awards, (iii) RSUs, (iv) restricted shares and/or (v) CDIs or shares allocated under the Equity Incentive Plan.
Additionally, our Board of Directors may determine that a participant must pay or repay us as a debt: (i) all or part of the net proceeds of sale where CDIs or shares allocated under the Equity Incentive Plan have been sold, (ii) any cash payment received on vesting of awards or in lieu of an allocation of CDIs or shares and/or (iii) any dividends received in respect of CDIs or shares allocated under the Equity Incentive Plan.
Our Board of Directors may specify in an award agreement additional circumstances in which a participant’s entitlement to awards may be reduced or extinguished.
With respect to awards granted pursuant to the STI Plan, only those awards granted to the following NEOs are subject to the clawback policy: Mr. Spindler, Mr. Ziems, Mr. Bitzer and Mr. Thompson.

Hedging Policy
We maintain a hedging policy, as part of our Securities Dealing Policy, that applies to our non-employee directors, executives, officers, employees, contractors and consultants. Under our policy, hedging includes entering into any arrangements that operate to limit the economic risk associated with holding our securities. We prohibit the practice of hedging any of our securities acquired under any employee, executive or director equity plan operated by us prior to vesting. Under our policy, our securities must never be hedged while they are subject to a holding lock or restriction on dealing under the terms of an employee, executive or director equity plan operated by us.
Overview of the Compensation Process
As described above, the composition of compensation for our executive officers includes: base salary, short-term performance incentives, long-term performance incentives, post-employment or change in control based compensation, contributions to superannuation or 401(k) funds and, as appropriate, other associated remuneration in accordance with industry norms. The elements of executive compensation are discussed at the meetings of our compensation and nominating committee. The compensation and nominating committee meets as often as the members deem necessary, with the intent to meet approximately once each quarter. Responsibilities of the compensation and nominating committee include:
•
evaluating from time to time the performance of, and determining the compensation of, our Chief Executive Officer and his direct reports;

•
recommending to our Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to employee equity incentive plans;

•
approving major changes and developments in our policies and procedures related to compensation;

•
ensuring that compensation of our directors and executives are competitive within the market and appropriate to attract and retain talented directors and executives;

•
reviewing and recommending compensation arrangements for the chair of our Board of Directors and the non-executive directors of our Board of Directors including fees, travel and other benefits; and

•
reviewing and facilitating stockholder and other stakeholder engagement in relation to our compensation policies and practices.

Under its charter, the compensation and nominating committee must consist of a minimum of three non-executive directors, a majority of independent directors and an independent director as chair of the compensation and nominating committee. Non-committee members, including members of management, may attend the compensation and nominating committee meetings at the invitation of the compensation and nominating committee chair.
Compensation and Nominating Committee Report
The compensation and nominating committee has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” and, based on such review and discussion, the compensation and nominating committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Members of the compensation and nominating committee:
Bill Koeck, Chairman
Greg Pritchard
Laura Tyson

Summary Compensation Table
The following table sets forth information regarding the compensation of our NEOs for the fiscal years ended December 31, 2021, 2020, and 2019, as applicable. Our Group Chief Financial Officer, Mr. Gerhard Ziems, Chief Operating Officer, Australia, Mr. Douglas Thompson, and Chief People and Sustainability Officer, Ms. Emma Pollard, are employed by Curragh Queensland Mining Pty Ltd, or Coronado Queensland, a wholly owned Australian domiciled subsidiary of Coronado Global Resources Inc. As a result, their compensation is or was earned and paid in Australian dollars, or A$. All other NEOs are paid in U.S. dollars. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2021 for each of Mr. Ziems, Mr. Thompson and Ms. Pollard is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2021, which was approximately A$1.00 to US$0.75. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2020 for each of Mr. Ziems, Mr. Thompson and Ms. Pollard is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2020, which was approximately A$1.00 to US$0.69. PSUs and options issued with a grant date fair value in A$ have been translated into US$ using the spot exchange rate as at the dates of grant as follows: the 2020 PSU grants were on October 31, 2020 for which the exchange rate was approximately A$1.00 to US$0.71 and the 2021 PSU grants were on June 7, 2021 for which the exchange rate was approximately A$1.00 to US$0.78.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)(5)	Total ($)
Garold Spindler Chief Executive Officer	2021	1,250,000	—	490,602	—	1,250,000	207,115	3,197,717
	2020	1,250,000	—	428,550	—	—	125,780	1,804,330
	2019	1,064,886	600,000	—	—	1,054,875	43,513	2,763,274
Gerhard Ziems Group Chief Financial Officer	2021	569,886	—	177,413	—	300,610	27,259	1,075,168
	2020	245,980	—	66,937	—	—	7,483	320,400
Jeffrey Bitzer Chief Operating Officer, United States	2021	391,667	16,850	48,078	—	350,000	53,015	859,610
Douglas Thompson Chief Operating Officer, Australia	2021	166,500	450,915	—	—	87,678	8,855	713,948
Emma Pollard Vice President, People and Culture	2021	314,367	—	66,719	—	187,881	17,008	585,975
	2020	288,828	—	50,346	—	—	14,728	353,902
	2019	272,990	45,991	—	—	115,755	6,955	441,691
James Campbell(6) Former President and Chief Operating Officer	2021	433,333	—	225,113	—	162,500	165,739	986,685
	2020	650,000	—	222,846	—	—	26,264	899,110
	2019	650,407	—	—	—	274,278	27,236	951,921

(1)
For Mr. Ziems, Mr. Thompson and Ms. Pollard their reported salary amounts are exclusive of government-mandated superannuation contributions of 9% of their respective base salaries for 2020 and 9.5% of their respective base salaries for 2021, as applicable.

(2)
As part of his prior role as Vice President, US Operations, Mr. Bitzer received a discretionary bonus of $15,000 for his 2020 performance. Mr. Bitzer also participated in the U.S Vaccine Incentive Program and received payments totalling $1,850 in relation to that. In accordance with his employment agreement, Mr. Thompson received a sign-on bonus of $225,457.50 (A$300,000) upon his commencement of employment on September 1, 2021. Mr. Thompson received a discretionary bonus of $255,457.50 (A$300,000) relating to his achievements between his commencement of employment on September 1, 2021 and December 31, 2021.

(3)
The amounts reported for 2021 reflect the aggregate grant date fair value, which represents the maximum grant date value (assuming the highest level of performance conditions) of the PSUs awarded to each of the NEOs, computed in accordance with the provisions of the Financial Accounting Standards Board Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718, based on the probable outcome of performance conditions. PSUs granted in 2021 which vest according to relative total shareholder return (25% of total PSUs granted) are subject to market conditions as defined under FASB ASC Topic 718 and were not subject to performance conditions as defined under FASB ASC Topic 718 and as such they had no maximum grant date fair values that differed from the grant date fair values presented in this table. In accordance with the SEC’s rules, dividend equivalents that accrue on executives’ PSU awards are not reported in the table above because dividends were factored into the grant date fair value of these awards (if applicable based on the terms of the individual award). In accordance with our accounting policy and the provisions of FASB ASC Topic 718, forfeitures due to termination are recorded as incurred.

The performance period for the PSUs is from January 1, 2021 to December 31, 2023. A discussion of the assumptions used in determining grant date fair value may be found in Note 23 “Share-Based Compensation” in the notes to our consolidated financial statements. The achievement of performance metrics will be assessed following the release of our audited full year financial results for the financial year ended December 31, 2023 (generally no later than March 31, 2024). The number of earned PSUs is calculated based on the achievement of the performance conditions and will vest one year from such date (and no later than March 31, 2025, or the Vesting Date). PSUs will be settled no later than 30 days following the Vesting Date. While dividends will not be earned on PSUs over the performance period, the final number of PSUs will be increased to reflect distributions that would have been paid on any earned PSUs between the end of the performance period and the date the shares are settled. The PSUs will only vest if the grantee is, and has been, continuously employed by us through the Vesting Date.
(4)
No options awards were granted to the NEOs during the year ended December 31, 2021.

(5)
The amount reported for Mr. Spindler in 2021 includes a 401(k) matching contribution paid by the Company ($11,400), Company-paid basic accidental death and dismemberment insurance ($75) and basic life insurance ($246), tax equalization payment ($163,730) and Company-paid housing in Brisbane $31,664 (A$42,107). The amount reported for Mr. Ziems in 2021 includes superannuation $17,008 (A$22,631) and living away from home allowance $10,251 (A$13,640). The amount reported for Mr. Bitzer in 2021 includes a vehicle allowance ($14,400), 401(k) matching contribution paid by the Company ($11,400), Company-paid basic accidental death and dismemberment insurance ($109), basic life insurance ($355), and Company paid medical insurance ($26,751). The amount reported for Mr. Thompson in 2021 includes superannuation paid for the portion of 2021 for which he was employed $8,855 (A$11,784). The amount reported for Ms. Pollard in 2021 includes superannuation $17,008 (A$22,631). The amount reported for Mr. Campbell in 2021 includes a 401(k) matching contribution paid by the Company ($11,400), Company-paid vehicle allowance ($9,600), Company-paid basic accidental death and dismemberment insurance ($73), basic life insurance ($237) and Company paid medical insurance ($6,296) for his period of employment and, in connection to his termination, a severance payment ($108,333), unused vacation payout ($25,000) and vehicle allowance ($4,800).

(6)
Mr. Campbell’s employment with the Company terminated effective August 31, 2021.

2021 Grants of Plan-Based Awards Table
The following table provides information regarding the plan-based awards that were made to the NEOs during the fiscal year ended December 31, 2021.
Name	Type of Award(1)	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(2)			Estimated Future Payments Under Equity Incentive Plan Awards (3)			Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Garold Spindler	PSU(4)	6/07/2021					74,514	149,028	490,602
	FY21 STI			781,250	1,250,000
Gerhard Ziems	PSU(4)	6/07/2021					26,946	53,892	177,413
	FY21 STI			275,097	440,156
Jeffrey Bitzer	PSU(4)	6/07/2021					7,302	14,604	48,078
	FY21 STI			199,219	318,750
Douglas Thompson	FY21 STI			328,781	526,050
Emma Pollard	PSU(4)	6/07/2021					10,134	20,267	66,719
	FY21 STI			155,327	248,523
James Campbell	PSU(4)	6/07/2021					38,748	77,495	255,113
	FY21 STI			406,250	650,000

(1)
Type of award:

PSU Performance Stock Unit
FY20 STI Award granted pursuant to STI plan
(2)
The figures in these columns represent the estimated possible payouts with respect to awards granted to the NEOs under our STI plan based on performance conditions for the period from January 1, 2021, until December 31, 2021 (before any pro-ration for any partial year of service for any NEOs, if applicable). Depending on the achievement of certain performance conditions outlined above, the NEOs had a maximum STI opportunity in the following amounts: Mr. Spindler was entitled to a maximum award equal to 100% of his $1,250,000 base salary; Mr. Ziems was entitled to a maximum award equal to 75% of his $586,894 (A$780,937) fixed annual remuneration; Mr. Bitzer was entitled to 75% of his $425,000 base salary; Mr. Thompson was entitled to a maximum award equal to 100% of his $526,068 (A$700,000) fixed annual remuneration (on a pro-rata basis from the date of his commencement); Ms. Pollard was entitled to a maximum award equal to 75% of her $331,375 (A$440,937) fixed annual remuneration; Mr. Campbell was entitled to a maximum award equal to 100% of his $650,000 base salary. Meeting the target conditions would have resulted in an STI opportunity for the NEOs in the following amounts: for Mr. Spindler, Mr. Thompson and Mr. Campbell, 62.5% of the applicable NEO’s base salary or fixed annual remuneration; for Mr. Ziems, Mr. Bitzer and Ms. Pollard, 46.875% of the applicable NEO’s base salary or fixed annual remuneration. There are no threshold performance levels or payout amounts under the STI plan. STI awards are presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2021, which was approximately A$1.00 to US$0.75.

(3)
Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial share amounts.

(4)
PSUs were granted pursuant to the Equity Incentive Plan on June 7, 2021.

Narrative Disclosure to Summary Compensation Table
Employment Agreements
Garold Spindler.   On September 21, 2018, we entered into an employment agreement with Mr. Spindler to govern his continued employment as our Chief Executive Officer. Under Mr. Spindler’s employment agreement, his initial annual base salary was $1,000,000. Mr. Spindler’s annual base salary as at December 31, 2021 was $1,250,000. The agreement also provides that Mr. Spindler is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Spindler’s employment will terminate automatically on December 31, 2021. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Spindler’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Spindler’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Spindler 50% of his then-current base salary in equal installments for the duration of the non-competition period. See “— Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Spindler.
Gerhard Ziems.   On July 13, 2020, Coronado Queensland entered into an employment agreement with Mr. Ziems to govern his employment as the Group Chief Financial Officer. Under Mr. Ziems’ employment agreement, his initial annual base salary was $523,406 (A$758,652), and his salary as at December 31, 2021 was $569,886 (A$758,306). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Ziems’ behalf, as required by Australian law, up to a maximum amount of the lesser of 9.5% of his earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $17,008 (A$22,631) for 2021. The agreement also provides that Mr. Ziems may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Ziems’ employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Ziems’ employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of his employment. See “— Potential Payments Upon Termination” for the severance provisions applicable to Mr. Ziems.
Jeffrey Bitzer.   On August 4, 2021, we entered into an employment agreement with Mr. Bitzer to govern his employment as our Chief Operations Officer, United States. Under Mr. Bitzer’s employment agreement, annual base salary as at December 31, 2021 was $425,000. The agreement also provides that Mr. Bitzer is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Bitzer’s employment will terminate automatically on December 31, 2022. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Bitzer’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of twelve months following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Bitzer’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Bitzer an amount equal to 3 months’ of his then-current base salary in equal installments for six months following his termination. See “— Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Bitzer.
Douglas Thompson.   On August 4, 2021, Coronado Queensland entered into an employment agreement with Mr. Thompson to govern his employment as the Chief Operations Officer, Australia. Under Mr. Thompson’s employment agreement, his initial annual base salary was $509,060 (A$677,369). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Thompson’s behalf, as required by Australian law, up to a maximum amount of the lesser of 9.5% of his earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $17,008 (A$22,631) for 2021. The agreement also provides that Mr. Thompson may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Thompson was employed initially on a probationary basis for a period of three months, during which Mr. Thompson’s employment could have been terminated by either Coronado Queensland or Mr. Thompson for any reason with one week of notice or pay one week of wages in lieu of notice. After the initial three month period. Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Thompson’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of

12 months following termination of his employment. See “— Potential Payments Upon Termination” for the severance provisions applicable to Mr. Thompson.
Emma Pollard.   On October 18, 2018, Coronado Queensland entered into an employment agreement with Ms. Pollard to govern her continued employment as our Chief People and Sustainability Officer. Under Ms. Pollard’s employment agreement with Coronado Queensland, her initial annual base salary was $284,202 (A$380,000). Ms. Pollard’s annual base salary as at December 31, 2021 was $314,367 (A$418,306). The agreement also provides that we will contribute to standard defined contribution superannuation funds on Ms. Pollard’s behalf, as required by Australian law, up to a maximum amount of the lesser of 9.5% of her earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1993 (Cth), which was $17,008 (A$22,631) for 2021. Pursuant to her employment agreement, Ms. Pollard may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Ms. Pollard’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination. On March 11, 2020, we updated the termination clause in Ms. Pollard’s employment agreement to align the termination conditions with other executives based in Australia. This update provided that Ms. Pollard’s employment can be terminated by either her or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of her notice period). Ms. Pollard’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of her employment. See “— Potential Payments Upon Termination” for the severance provisions applicable to Ms. Pollard.
James Campbell.   On September 21, 2018, we entered into an employment agreement with Mr. Campbell to govern his continued employment with us as our President and Chief Operating Officer. Under Mr. Campbell’s employment agreement, his annual base salary is $650,000. Mr. Campbell’s base salary on the date he terminated employment (August 31, 2021) was $650,000. Mr. Campbell’s employment agreement provides that he is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Campbell’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment except in the case of a termination for “good reason” (as defined in Mr. Campbell’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Campbell 50% of his then-current base salary in equal installments for the duration of the non-competition period in addition to any severance payments to which he may be entitled. See “— Potential Payments Upon Termination” for the severance and other termination payment provisions applicable to Mr. Campbell.
Equity Incentive Plan (for Employees and Consultants)
We maintain the Equity Incentive Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the Equity Incentive Plan is to attract, retain and motivate key employees and consultants, to align the interests of such persons with our stockholders and to promote ownership of our equity. Employees and consultants are eligible for awards under the Equity Incentive Plan.
Pursuant to the Equity Incentive Plan, we may grant stock options (including “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended), stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and performance-based awards or other equity-based or equity-related awards (including PSUs), that the compensation and nominating committee determines to be consistent with the purposes of the Equity Incentive Plan and our interests.
Coronado Group LLC Management Incentive Units
Under the Coronado Group LLC agreement (as amended, effective October 23, 2018, referred to as the LLC Agreement), 2,900 MIUs were designated and authorized for issuance to certain members of management to motivate and retain senior management. The plan is designated to allow key members of management to share in the profits of the Company after certain returns are achieved by the equity investors. The MIUs constitute “profit interests” for the benefit of senior management in consideration of services rendered and to be rendered. At December 31, 2021, 2,900 MIUs were outstanding.

Coronado Coal LLC and Coronado II LLC merged to form Coronado Group LLC in July 2015. Coronado IV LLC was merged into Coronado Group LLC on June 30, 2016. Under the updated formation agreement dated June 30, 2016, the 2,500 designated and authorized units under the initial formation of Coronado Group LLC were replaced by these new units.
The management incentive units are comprised of three tiers, which entitle the holders to receive distributions from Coronado Group LLC subordinate to the distributions to be received by Members (as defined in the LLC Agreement). As of December 31, 2021, a portion of the authorized units had been allocated to various members of Coronado management including Mr. Spindler and Mr. Campbell. Mr. Spindler holds 41% of MIUs on issue and also holds 1.0386% of class A units, reflecting his capital contribution. Despite the resignation of Mr. Campbell during 2021, the Coronado Group LLC’s Board of Managers elected to allow him to retain 100% of his MIUs, Mr. Campbell holds 35% of MIUs on issue and also holds 0.2464% of class A units, reflecting his capital contribution.
Outstanding Equity Awards at 2021 Fiscal Year-End Table
The following table provides information as of December 31, 2021 regarding equity awards, including unexercised stock options that had not vested, for each of the NEOs, using the year ended December 31, 2021 spot exchange rate, which was approximately A$1.00 to US$0.73.
		Option Awards					Stock Awards
Name(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unsecured Unearned Options ($)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares of Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Garold Spindler	10/23/2018	—	10,496(4)	—	28.42	10/23/28	3,148(5)	28,324	—	—
	10/31/2020	—	—	—	—	—	—	—	90,119(6)	810,840
	06/07/2021	—	—	—	—	—			149,029(7)	1,340,870
Gerhard Ziems	10/31/2020	—	—	—	—	—	—	—	14,076(6)	126,648
	06/07/2021		—	—	—	—	—	—	53,892(7)	484,890
Jeffrey Bitzer	10/23/2018	—	—	—	—	—	771	6,937	—	—
	10/31/2020	—	—	—	—	—	—	—	8,832(6)	79,463
	06/07/2021	—	—	—	—	—	—	—	14,605(7)	131,406
Emma Pollard	10/23/2018	—	850(4)	—	28.42	10/23/28	255(5)	2,294	—	—
	10/31/2020	—	—	—	—	—	—	—	10,587(6)	95,256
	06/07/2021	—	—	—	—	—	—	—	20,267(7)	182,351
James Campbell	10/23/2018	—	6,822(4)	—	28.42	10/23/28	2,046(5)	18,409	—	—
	10/31/2020	—	—	—	—	—	—	—	46,862(6)	421,638
	06/07/2021	—	—	—	—	—	—	—	77,495(7)	697,257

(1)
Mr. Thompson did not have any outstanding equity awards as of December 31, 2021.

(2)
The exercise price is calculated based on the exercise price of our CDIs on the date of grant multiplied by ten to account for the ten CDIs that represent one share of our common stock.

(3)
The values are based on the closing CDI price as of December 31, 2021 of $0.90(A$1.24), respectively.

(4)
Our compensation and nominating committee measured the achievement of certain performance measures including our relative total stockholder return and other LTI Scorecard metrics (detailed above) on February 21, 2022. The options granted to the NEOs on October 23, 2018 that were unearned were forfeited on February 21, 2022. The earned options will vest on February 21, 2023, subject to each NEO’s continued service through such date. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(5)
These PSUs were granted on October 23, 2018. Our compensation and nominating committee measured the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above), on February 21, 2022. The PSUs granted to the NEOs on October 23, 2018 that were unearned were forfeited on February 21, 2022. The earned PSUs will vest on February 21, 2023, subject to each NEO’s continued service through such date. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(6)
These PSUs were granted on October 31, 2020. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2020 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest on the one-year anniversary (and no later than March 23, 2024) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the financial year ended December 31, 2022). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(7)
These PSUs were granted on June 7, 2021. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2021 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest on the one-year anniversary (and no later than March 23, 2025) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the financial year ended December 31, 2023). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

Option Exercises and Stock Vested in Fiscal Year Ended December 31, 2021
No options were exercised and no stock awards vested in the fiscal year ended December 31, 2021.
Pension Benefits
Superannuation Payment
We do not provide pension benefits to our NEOs. Instead, as required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Ziems, Mr. Thompson and Ms. Pollard at an amount that is the lesser of 9.5% of each such employee’s salary or the quarterly maximum contribution amount designated by law, which was $17,008 (A$22,631) in 2021. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that employees are typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
401(k) Matching
Our NEOs located in the United States, including Mr. Spindler, Mr. Bitzer and Mr. Campbell, receive matching 401(k) contributions. We aim to match contributions at a market-appropriate level, which was a rate of 4% for the fiscal year ended December 31, 2021.
Potential Payments Upon Change in Control
Mr. Spindler’s, Ms. Pollard’s and Mr. Campbell’s option award agreements provide if a change in control (as defined in the Equity Incentive Plan) occurs between January 1, 2019 to December 31, 2021, a number of each grantee’s options prorated from January 1, 2019 through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by our compensation and nominating committee in its sole discretion. Any of the executives’ options that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested but unexercised options will automatically be settled on a change in control, unless our Board of Directors determines otherwise.
Mr. Spindler’s, Ms. Pollard’s and Mr. Campbell’s PSU award agreements granted in 2018 provide that if a change in control (as defined in the Equity Incentive Plan) occurs between January 1, 2019 to December 31, 2021, a number of each grantee’s PSUs prorated from January 1, 2019 through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by the compensation and nominating committee in its sole discretion. Any of the executives’ PSUs that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested PSUs will automatically be settled on a change in control, unless our Board of Directors determines otherwise.
Mr. Spindler’s, Mr. Ziems’, Ms. Pollard’s and Mr. Campbell’s PSU award agreements granted in 2020 provide that if a change in control (as defined in the Equity Incentive Plan) occurs between January 1, 2020 to December 31, 2022, a number of each grantee’s PSUs prorated from January 1, 2020 through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by the compensation and nominating committee in its sole discretion. Any of the executives’ PSUs that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested PSUs will automatically be settled on a change in control, unless our Board of Directors determines otherwise.
Our Board of Directors has the discretion to make STI payments in the event of specific circumstances relating to a change in control.
Potential Payments Upon Termination
Garold Spindler.   If Mr. Spindler’s employment is terminated without cause (as such term is defined in Mr. Spindler’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable six months after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Spindler’s employment agreement, we agree to pay Mr. Spindler 50% of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Spindler’s employment. In return for this payment, Mr. Spindler is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Spindler’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Gerhard Ziems.   As mentioned above, Mr. Ziems’ employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Ziems terminates his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Mr. Ziems’ employment immediately without notice or payment in certain circumstances, including if he engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or is unwilling or unable to properly and effectively perform his duties. Mr. Ziems is entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment is terminated for any reason, other than those reasons listed in the preceding sentence.

If Mr. Ziems’ employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Ziems is terminated by reason of redundancy, he is entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments).
Jeffrey Bitzer.   If Mr. Bitzer’s employment is terminated without cause (as such term is defined in Mr. Bitzer’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable within 60 days after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Bitzer’s employment agreement, we agree to pay Mr. Bitzer an amount equal to 3 months’ of his annual salary, in 6 monthly payments, for a six-month period following termination of Mr. Bitzer’s employment. In return for this payment, Mr. Bitzer is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Bitzer’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Douglas Thompson.   As mentioned above, Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Thompson terminates his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Mr. Thompson’s employment immediately without notice or payment in certain circumstances, including if he engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or is unwilling or unable to properly and effectively perform his duties. Mr. Thompson is entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment is terminated for any reason, other than those reasons listed in the preceding sentence.
If Mr. Thompson’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Thompson is terminated by reason of redundancy, he is entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments).
Emma Pollard.   As mentioned above, Ms. Pollard’s employment can be terminated by either her or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of her notice period). If Ms. Pollard terminates her employment without required notice, she must pay Coronado Queensland an amount equal to her compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Ms. Pollard’s employment immediately without notice or payment in certain circumstances, including if she engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or her ability to effectively perform her duties, or is unwilling or unable to properly and effectively perform her duties. Ms. Pollard is entitled to a termination payment of six months of her fixed annual salary in addition to the above-mentioned three months’ notice, if her employment is terminated for any reason, other than those reasons listed in the preceding sentence.
If Ms. Pollard’s employment is terminated for cause, or she resigns without good reason, she will be entitled to receive her base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Ms. Pollard is terminated by reason of redundancy, she is entitled to receive such redundancy payments as required under Australian legislation, which, based on her tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments).
James Campbell.   In connection with his termination of employment effective August 31, 2021, and in exchange for Mr. Campbell executing a general release of claims against the Company, the Company and Mr. Campbell entered into a separation letter agreement, pursuant to which Mr. Campbell has received or will receive the post-employment benefits that he is entitled to under his employment agreement with the Company, including one-half of his base salary to be paid over a twelve month period in exchange for his continued compliance with his non-competition and non-solicitation obligations for such period. Mr. Campbell will retain his MIUs and his outstanding equity awards under the Equity Incentive Plan. Mr. Campbell will also remain eligible to participate in the 2021 STI Plan at his existing level. The Company will pay the premiums for Mr. Campbell to continue his health insurance, pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), so that Mr. Campbell’s out-of-pocket costs is the same as that paid by other U.S. based executives, until the earliest of (i) 12 months after Mr. Campbell’s termination of employment, (ii) the date on which Mr. Campbell becomes eligible for group health insurance coverage through a new employer; or (iii) the date Mr. Campbell ceases to be eligible for COBRA continuation coverage for any reason. He will also receive certain existing benefits for twelve months following his termination of employment, including his monthly car allowance.
The following table sets forth the estimated incremental compensation payable in the form of severance benefits to each of the NEOs (other than Mr. Campbell) in the event of termination of the officer’s employment without cause or resignation for good reason, assuming such event occurred on December 31, 2021. The compensation set out below for Mr. Ziems, Mr. Thompson and Ms. Pollard is presented in U.S. dollars using the spot exchange rate as at December 31, 2021, which was approximately A$1.00 to US$0.73.
Name and Benefits	Severance Benefits
Garold Spindler
Cash severance	$1,250,000
Consultation Services	$625,000
Gerhard Ziems
Cash severance	$424,986
Jeffrey Bitzer
Cash severance	$425,000
Consultation Services	$221,500
Douglas Thompson
Cash severance	$380,940
Emma Pollard
Cash severance	$239,958
Upon termination of employment due to death, disability or retirement, or in the event of a change in control, each NEO would be entitled to, at the end of the applicable performance period and subject to performance, pro-rata vesting of their outstanding performance-based stock options and PSUs based on their performance during the performance period.
Compensation Risk Considerations
We have reviewed our compensation policies as generally applicable to our employees and believe that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In making this determination, we considered our pay mix, our base salaries and the attributes of our variable compensation programs, including our long-term and short-term incentive plans, and our alignment with market pay levels and compensation program designs. Our compensation and nominating committee believes that the design of our executive compensation programs as outlined in “Compensation Discussion and Analysis” above places emphasis on long-term and short-term incentives and competitive base salaries. Our compensation and nominating committee believes that this mix of incentives appropriately balances risk and aligns our executive officers’ motivations for our long-term success.
CEO Pay Ratio
For the 2021 fiscal year, the ratio of the annual total compensation of Garold Spindler, our Managing Director and Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees other than our Chief Executive Officer (“Median Annual Compensation”) was 24 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, we refer to the employee who received such Median Annual Compensation, who was selected in a manner consistent with Item 402(u) of Regulation S-K, as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2020 (the “Determination Date”). There have been no changes to our employee population or employee compensation arrangements during the last fiscal year that we believe would significantly affect our pay ratio disclosure and, as a result, we used the same “median employee” for our 2021 disclosure that we identified in 2020 (as further described below).
CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Spindler in the “Summary Compensation Table” for the 2021 fiscal year. For the purposes of this disclosure, Median Annual Compensation was $135,419 and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2021 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.
To identify the Median Employee, we first determined our employee population as of the Determination Date for purposes of the calculation. We measured compensation for 1,491 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date, excluding Mr. Spindler and, as permitted by Item 402(u) of Regulation S-K, excluding any independent contractors. We then measured compensation for the period beginning on January 1, 2020 and ending on December 31, 2020 for these employees. This compensation measurement was calculated by totaling, for each employee, the total cash compensation and benefits as shown in our payroll and human resources records for 2020.
Director Compensation
The table below sets forth the compensation earned by each of the non-employee directors for the fiscal year ended December 31, 2021. The directors are paid in Australian dollars. The directors’ fees set out below are presented in U.S. dollars. For Messrs. Christensen, Koeck, Pritchard and Thrasher, the average exchange rate for the fiscal year ended December 31, 2021, which was approximately A$1.00 to US$0.75 was used. For Sir Mick and Ms. Tyson, the exchange rate on the date the fees were paid was used.
Name		Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Sir Michael (Mick) Davis	2021	$134,506	—	—	—	—	—	$134,506
Philip Christensen	2021	$142,790	—	—	—	—	—	$142,790
William (Bill) Koeck	2021	$248,003	—	—	—	—	—	$248,003
Greg Pritchard	2021	$142,790	—	—	—	—	—	$142,790
Ernie Thrasher(2)	2021	—	—	—	—	—	—	—
Laura Tyson(3)	2021	$131,517	—	—	—	—	—	$131,517

(1)
The amounts reflected in this column include standard fees earned by each director as part of their fee arrangements during the period from their respective appointment dates to December 31, 2021. The amounts reported for each of the directors are reported inclusive of any superannuation payments made on behalf of the directors.
(2)
Mr. Thrasher earned no compensation in 2021. However, as of December 31, 2021, Mr. Thrasher held 54,687 RSUs, which were granted prior to 2021.

(3)
The amount reported for Ms. Tyson reflects fees paid directly to EMG for her services.

Narrative Disclosure to Director Compensation Table
Director Compensation
Under our bylaws, our Board of Directors may decide the total amount paid by us to each director as compensation for their services as a director, subject to the ASX Listing Rules. Under the ASX Listing Rules, the total amount of fees paid to all non-employee directors in any financial year must not exceed the aggregate amount of non-employee directors’ fees approved by stockholders at our general meeting. This amount has been fixed by us at $1,251,930 (A$1,800,000) per annum.
Sir Mick, Mr. Christensen, Mr. Koeck, Mr. Pritchard, and Mr. Thrasher each entered into fee arrangements in connection with their appointment as non-employee directors. These fee arrangements provide for each non-employee director’s annual base compensation, which includes any statutory superannuation required. The fee arrangements also provide that the non-employee directors may elect to receive some, or all, of their annual base fees as RSUs. A summary of these fee arrangements follows:
Position	Year	Fee*
Board Member (other than Chairman of the Board of Directors)	2021	$131,517 (A$175,000)
Chairman of the Board of Directors	2021	$248,003 (A$330,000)
Chairman of the Audit, Governance & Risk Committee (Additional Fee)	2021	$11,273 (A$15,000)
Chairman of the Compensation and Nominating Committee (Additional Fee)	2021	$11,273 (A$15,000)
Chairman of the Health Safety, Environment and Community Committee (Additional Fee)	2021	$11,273 (A$15,000)

*
U.S. dollar amounts are shown based on the average exchange rate for the fiscal year ended December 31, 2021, which was approximately A$1.00 to US$0.75.

If a non-employee director elects to receive some of their compensation in the form of RSUs, the RSUs will be settled no later than 30 days after the earliest of: (i) five years from the date the RSU is granted, (ii) the director ceasing to be a director on our Board of Directors or (iii) a change in control (as defined in the Non-Executive Director Plan). Each RSU is an entitlement to receive one CDI (or if our Board of Directors determines, the equivalent value in cash or shares) plus additional CDIs (or the equivalent value in cash or shares) equal to any distributions made (assuming such distributions are reinvested in CDIs at the ex-distribution date), until the RSU is settled. RSUs will be granted in installments over a 15-month period. No non-employee directors elected to receive any of their compensation in the form of RSUs in 2021.
In addition to the fees outlined above, the fee arrangement provides that we will pay our non-executive directors for travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.
We entered into a similar fee arrangement with Ms. Tyson in connection with her appointment as a non-executive director. However, Ms. Tyson is not directly paid a fee and is not entitled to receive fees in the form of RSUs. Rather, we pay EMG a standard director’s fee of $131,517 (A$175,000) annually in return for EMG making Ms. Tyson available to us. Ms. Tyson’s fee arrangement also provides that we will pay for her travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.

Non-Executive Director Plan
We maintain the Coronado Global Resources Inc. 2018 Non-Executive Director Plan, or the Non-Executive Director Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the Non-Executive Director Plan is to attract, retain and motivate non-employee directors of our Board of Directors, to align the interests of such directors with our stockholders and to promote ownership of our equity.
Pursuant to the Non-Executive Director Plan, we may grant stock options, stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and other equity-based or equity-related awards, that the compensation and nominating committee determines to be consistent with the purposes of the Non-Executive Director Plan and our interests.
Director Shareholding Policy
We have established a minimum shareholding policy for our non-executive directors, other than directors appointed by the holder of the Series A Preferred Share (which includes Ms. Tyson and Sir Mick), or any other directors determined by our Board of Directors. Non-employee directors are required to hold CDIs, RSUs, or shares that are at least equal in value to the director’s annual gross board fees in their first year of appointment to our Board of Directors. The minimum shareholding requirement will be enforced in the fifth and subsequent years of the director’s tenure so that the minimum shareholding can be progressively acquired over the five years from the time the director is appointed.
As at January 1, 2021, Mr. Spindler and Ms. Tyson each held an indirect economic interest in Coronado Group LLC’s shareholding, arising from holdings of:
•
class A units and MIUs in Coronado Group LLC, as described above; and/or

•
investments in the EMG Group.

Those non-employee directors who hold indirect economic interests in us through investments in Coronado Group LLC or the EMG Group have an indirect interest in proceeds received by Coronado Group LLC for sale of certain CDIs.
Compensation and Nominating Committee Interlocks and Insider Participation
Our compensation and nominating committee consisted of four (4) non-executive directors during 2021: Mr. Pritchard and Ms. Tyson served as members of our compensation and nominating committee for all of 2021, Sir Mick served as a member of our compensation and nominating committee through March 9, 2021, and Mr. Koeck served as a member of our compensation and nominating committee beginning on April 6. 2021. Sir Mick was the Chairman of the compensation and nominating committee until March 9, 2021. On April 6, 2021, Mr. Koeck replaced Sir Mick as the Chairman of the compensation and nominating committee. None of the members of our compensation and nominating committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in 2021 served, as a member of the board of directors or compensation and nominating committee (or other board committee performing equivalent functions) of any other company that has one or more of its executive officers serving on our Board of Directors or compensation and nominating committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 8, 2022, information regarding beneficial ownership of shares of our common stock, including shares underlying CDIs, by the following:
•
each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•
each of our directors;

•
each of our NEOs; and

•
all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options and other equity awards that are currently exercisable or exercisable within 60 days of April 8, 2022. The officers, directors and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.
Percentage of ownership is based on 167,645,373 shares of our common stock, or common stock equivalent CDIs, outstanding on April 8, 2022. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of April 8, 2022 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.
Because CDIs represent one-tenth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of our common stock may result in fractional shares of common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock
5% Stockholder
Coronado Group LLC(2)	84,506,139.9	50.4%
AustralianSuper Pty Ltd(3)	14,862,568.8	8.87%
Directors and Named Executive Officers
Garold Spindler(5)	180,000.0	*
William (Bill) Koeck(6)	17,326.1	*
Philip Christensen	—	—
Greg Pritchard(7)	7,158.2	*
Laura Tyson	—	—
Sir Michael (Mick) Davis	—	—
Jeffrey Bitzer	—	—
Douglas P. Thompson(8)	6,020.1	*
Gerhard Ziems(9)	40,504.7	*
Christopher P. Meyering	—	—
Emma Pollard	—	—
All current directors and executive officers (11 persons) as a group	251,009.1	*

*
Indicates less than 1%.

(1)
Represents shares of common stock that may be held as CDIs. Each share of common stock is equivalent to 10 CDIs.

(2)
Reflects 84,506,139.9 shares of common stock held by Coronado Group LLC based on the SC 13D/A filed by Coronado Group LLC with the SEC on February 24, 2022. EMG CC HC, LLC, EMG Coronado II HC, LLC, EMG Coronado IV Holdings LLC and EMG Coronado Strategic LP, each of which is affiliated with The Energy & Minerals Group, collectively hold approximately 99% of the outstanding units of Coronado Group LLC. Voting and investment decisions with respect to these shares require the vote of a majority of the board of managers of Coronado Group LLC, which is currently comprised of Garold Spindler, Laura Tyson and John G. Calvert. As such, no individual member of the board of managers is deemed to be the beneficial owner of the shares of common stock held by Coronado Group LLC. The address for Coronado Group LLC is The Energy & Minerals Group, 2229 San Felipe, Suite 1300, Houston, Texas 77019.

(3)
Reflects 14,862,568.8 CDIs. Based solely upon information contained in Form 4 filed with the SEC on March 3, 2022, which Schedule specifies that AustralianSuper Pty Ltd. had sole voting power with respect to 14,862,568.8 CDIs. The address of AustralianSuper Pty Ltd is Level 33, 50 Lonsdale Street, Melbourne Victoria 3000, Australia.

(5)
Reflects 1,800,000 CDIs owned jointly with Mr. Spindler’s spouse.

(6)
Reflects an indirect economic interest in 173,261 CDIs held through superannuation funds. Voting and investment power in these shares are held in the Koeck Superannuation Fund. Mr. Koeck and Pamela Edith Koeck are trustees of this fund with shared voting and investment power.

(7)
Reflects 71,580 CDIs held by JJ Discretionary Trust. Mr. Pritchard is a trustee and beneficiary of the JJ Discretionary Trust with voting and pecuniary interest.

(8)
Reflects 60,201 CDIs.

(9)
Reflects 405,047 CDIs.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers, Directors and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended December 31, 2021 were made on a timely basis, except for the following filings which were late due to administrative oversight: Mr. Spindler’s Form 4 for one transaction, which was filed on June 2, 2021; Mr. Campbell’s Form 4 for one transaction, which was filed on June 2, 2021; and Mr. Thompson’s Form 4 for one transaction, which was filed on October 26, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a summary of transactions that occurred on or after January 1, 2021 to which we were a party, in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.
Stockholder’s Agreement
On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us while the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock (including shares of common stock underlying CDIs). Pursuant to the Stockholder’s Agreement, we will provide the EMG Group with financial and other information, and we will cooperate with and have assistance from the EMG Group in connection with any financing or refinancing we undertake. While the EMG Group beneficially owns in the aggregate at least 10% of our outstanding shares of common stock, any issuances of equity securities must have been offered to Coronado Group LLC in respect of its pro rata shares. Additionally, for as long as the EMG Group beneficially owns in the aggregate at least 25% of the outstanding shares of our common stock, Coronado Group LLC will have consent rights to certain actions, including, but not limited to, amending or restating our bylaws or certificate of incorporation, issuing any equity securities, or terminating the employment of the Chief Executive Officer or hiring a new Chief Executive Officer. Under the Stockholder’s Agreement, the EMG Group has certain rights regarding our Board of Directors as described in “Executive Officers and Corporate Governance” above.
Registration Rights and Sell-Down Agreement
On September 24, 2018 we entered into a Registration Rights and Sell-Down Agreement with Coronado Group LLC, which governs Coronado Group LLC’s ability to require us to register shares of our common stock under the Securities Act of 1933, as amended (the “Securities Act”) and to assist Coronado Group LLC in selling some or all of its shares of common stock (including in the form of CDIs).
Coronado Group LLC has the right, by delivering written notice, or Demand Notice, to require us to register the requested number of registerable securities under the Securities Act, or Demand Registration, provided that an individual stockholder may not deliver more than one Demand Notice within 180 calendar days.
We may postpone a Demand Registration (but not more than twice in any 12-month period), for a reasonable period not to exceed 90 days, provided that the Chief Executive Officer and Group Chief Financial Officer provide a signed certification that they reasonably expect such registration and offering to materially adversely affect or materially interfere with any bona fide material financing, or any material transaction under consideration, or require disclosure of nonpublic information, which could materially adversely affect us.
Except with respect to a Demand Registration, if we propose to file a registration statement under the Securities Act, we will give prompt notice of such filing within 10 days prior to the filing date, or Piggyback Notice, to all of the holders of registerable securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of registerable securities as each holder may request.
Coronado Group may sell some or all of their shares of common stock without triggering registration rights under the terms of the Registration Rights and Sell-Down Agreement.
Relationship Deed
On September 24, 2018, we entered into a Relationship Deed with Coronado Group LLC and EMG Group. Pursuant to the Relationship Deed, we agreed to indemnify Coronado Group LLC for liabilities related to guarantees made by Coronado Group LLC in past transactions by the Company, any liability incurred by any person appointed by Coronado Group LLC as an observer on the board of directors under the Stockholder’s Agreement, and liabilities incurred by certain affiliates of the EMG Group under a New

South Wales-law governed bank guarantee facility. Under the Relationship Deed, we also agreed to reimburse Coronado Group LLC for reasonable costs of and incidental to the Australian IPO and travel costs for attending meetings of the board of directors for any person appointed by Coronado Group LLC as an observer.
Coal Sales Arrangements with Xcoal
We sold coal to Xcoal Energy and Resources, or Xcoal, for an aggregate purchase price of $234.4 million in the year ended December 31, 2021. Ernie Thrasher, one of our former directors, is the founder, chief executive officer and chief marketing officer of Xcoal.
During the year ended December 31, 2021, Xcoal repaid its past due balance of $85.2 million from 2020 in full. At December 31, 2021, we fully reversed the provision for discounting and credit losses of $9.0 million recorded at December 31, 2020, with respect to past due amounts.
At December 31, 2021, amounts outstanding from Xcoal in respect of coal sales was $35.2 million, of which $17.9 million was past due. Subsequent to December 31, 2021, the Company has collected the Xcoal’s past due balance in full. The carrying value of trade receivables from Xcoal at December 31, 2021, net of provision for credit losses of $0.4 million, was $34.8 million.
We have entered into, and intend to enter into, coal sales with Xcoal on an ad hoc basis primarily pursuant to individual purchase orders. From July 1, 2021, the Company agreed credit terms with Xcoal. Any sales in excess of the credit amount are made on prepayment, letter of credit or cash on delivery basis. Our management, within delegated limits of authority under the Delegation of Authority Policy, must approve any such transactions. Management reviews all transactions to ensure that they are, at the least, on an arm’s length commercial basis. The Board of Directors does not participate in the decision to enter into such transactions. If the decision to enter into those transactions should require the approval of our Board of Directors, the directors will follow the procedure for dealing with conflicts (or potential conflicts) of interest contained in our board charter and corporate governance guidelines, and as described under “— Policies and Procedures for Review and Approval of Related Party Transactions.”
Policies and Procedures for Review and Approval of Related Party Transactions
Section 9.1 of our certificate of incorporation incorporates by reference the DGCL in regards to related party transactions, pursuant to which no contract or transaction with any other firm, corporation or entity in which we have an interest, shall be affected or invalidated by the fact that one or more related persons may be a party to or may be interested in the contract or transaction, provided that the contract or transaction is approved by our Board of Directors. Pursuant to our Audit Committee charter, our Audit Committee will be responsible for reviewing and approving or disapproving “related party transactions.” Further, all transactions which exceed $10 million in transaction value require the approval of Coronado Group LLC pursuant to the terms of the Stockholder’s Agreement dated as of September 24, 2018 between us and Coronado Group LLC.

AUDIT COMMITTEE REPORT
The Audit, Governance and Risk Committee, or the Audit Committee, is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and is reviewed and approved by the Board of Directors. The Board of Directors reviewed and reassessed the charter on February 21, 2022 and a copy of the charter is available at https://coronadoglobal.com./sec-information/.
Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission, or the SEC. The Audit Committee is responsible for retaining the Company’s independent registered public accounting firm.
Management is responsible for preparing financial statements in accordance with accounting principles generally accepted in the United States, or US GAAP, and the financial reporting process, including the Company’s disclosure controls and procedures and internal control over financial reporting.
The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity to US GAAP. The independent registered public accounting firm is required to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB.
The Audit Committee’s responsibility is to monitor and oversee these financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021 with management and Ernst & Young, or EY, the principal accountant for the Company’s fiscal year ended December 31, 2021, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and effectiveness of internal controls over financial reporting.
In this context, the Audit Committee met 5 times in the fiscal year ended December 31, 2021 and held discussions with management and EY relating to matters pertaining to prior reported fiscal years. The Audit Committee also regularly met in separate executive sessions with EY and executive management, who oversees internal audit and risk management, and Audit Committee members only.
Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 were prepared in accordance with US GAAP. The Audit Committee has reviewed and discussed the consolidated financial statements, including the critical accounting policies and estimates with management and EY. The Audit Committee discussed with EY matters required to be discussed by applicable requirements of the PCAOB, the SEC, and the Australian Securities Exchange, or the ASX.
The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY its independence from the Company, including consideration of the compatibility of non-audit services with the firm’s independence.
Based on the Audit Committee’s discussion with management and EY and the Audit Committee’s review of the representation of management and the report of EY to the Audit Committee, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC and the ASX.
Submitted by the Audit Committee:
Greg Pritchard (Chair)
Philip Christensen
William (Bill) Koeck

STOCKHOLDERS’ PROPOSALS FOR THE 2023 ANNUAL GENERAL MEETING
Exchange Act Rule 14a-8
Any stockholder who wishes to have a qualified proposal (other than with respect to director nominations) considered for inclusion in our proxy statement for our 2023 annual general meeting of stockholders must (a) comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act and (b) ensure the proposal is received by our Secretary at our principal executive offices no later than December 15, 2022.
In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees for election at the 2023 Annual Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary the 2022 Annual Meeting. If the date of the 2023 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2022 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. Accordingly, for the 2023 Annual Meeting, shareholders must deliver such notice no later than March 27, 2023, unless the date of the 2023 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2022 Annual Meeting.
Bylaws Advance Notice Requirement
Our bylaws include an advance notice provision that requires any stockholder who intends to submit a proposal for consideration at our 2023 annual general meeting of stockholders (which proposals are not to be included in our proxy statement and thus are to be submitted outside the processes of Rule 14a-8 of the Exchange Act), or who intends to submit nominees for election as directors at the meeting, must notify our Secretary in writing. The advance notice provision requires that, among other things, stockholders give timely written notice to our Secretary regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive office of the Company no earlier than January 26, 2023 and no later than the close of business on February 25, 2023. Such written notice must also satisfy specified requirements set forth in our bylaws.

GENERAL INFORMATION
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Stockholders to Be Held on May 26, 2022.
The Notice of Annual General Meeting, this proxy statement and our Proxy Annual Report are available on the internet at www.investorvote.com.au.
The following information applicable to the Annual General Meeting may be found in this proxy statement and the Notice of Internet Availability of Proxy Materials, the proxy card or the CDI voting instruction form that you received:
•
The date, time and virtual location of the Annual General Meeting;

•
A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•
Any control/identification numbers that you need to access your proxy; and

•
Information about attending the Annual General Meeting and voting at the Annual General Meeting.

Our Board of Directors has made our proxy materials available to you over the internet or, upon your request, has mailed you a printed version of these materials in connection with the Annual General Meeting, which will take place on May 26, 2022 in Australia (or May 25, 2022 in the United States). We mailed the Notice of Internet Availability of Proxy Materials to our stockholders on April 13, 2022, and our proxy materials were posted on the website referenced in the Notice of Internet Availability of Proxy Materials on that same date.
We have sent or provided access to the materials to you because our Board of Directors is soliciting your proxy to vote your shares at our Annual General Meeting. We will bear all expenses incurred in connection with this proxy solicitation. Our officers and employees may solicit your proxy by telephone, by electronic transmission or by other means of communication, and they will not be separately compensated for such services. We solicit proxies to give all stockholders (and CDI holders) an opportunity to vote on matters that will be presented at the Annual General Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares (or shares underlying CDIs). If your shares are held through a broker or other nominee (i.e., in “street name”) and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses.

HOUSEHOLDING
As permitted under the Exchange Act, only one copy of the Notice or this proxy statement is being delivered to stockholders (or CDI holders) residing at the same address, who have consented to such delivery and unless such stockholders (or CDI holders) have notified us of their desire to receive multiple copies of the Notice or this proxy statement. We will promptly deliver, upon oral or written request, a separate copy of the Notice or this proxy statement to any stockholder (or CDI holders) residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000, Attention: Secretary, Telephone: +61 7 3031 7777. Stockholders (or CDI holders) residing at the same address and currently receiving only one copy of the Notice or this proxy statement may contact our Secretary at the address above to request multiple copies of the Notice or this proxy statement in the future. Stockholders (or CDI holders) residing at the same address and currently receiving multiple copies of the Notice or this proxy statement may contact the Secretary at the address above to request that only a single copy of the Notice or this proxy statement be mailed to them in the future.

VOTING INFORMATION
What is the Purpose of the Annual General Meeting?
At the Annual General Meeting, we are asking the holder of the Series A Share to vote on the following proposal:
•
Proposal 1:   the election of each of the two directors designated by the EMG Group to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

At the Annual General Meeting, we are asking holders of our common stock (and CDI holders) to vote on the following:
•
Proposal 2:   the election of each of the four directors of the Company to serve until the 2023 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

•
Proposal 3:   the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, executive compensation tables and accompanying narrative disclosures contained in this proxy statement. This vote is non-binding and advisory in nature, but our Compensation and Nominating Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements; and

•
Proposal 4:   the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Who is Entitled to Vote at the Annual General Meeting?
Our Board of Directors selected April 12, 2022 as the record date for determining stockholders entitled to vote at the Annual General Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., or a CDI holder as of the close of business on the record date, you may vote your shares (or direct CDN on how to vote your CDIs, or appoint yourself or another entity as proxy for CDN to vote your CDIs) on the matters to be considered at the Annual General Meeting. If your shares were held in street name (as further described below) through a broker or nominee on that date (or through CDN for shares underlying CDIs), you should refer to the instructions provided by your broker or nominee (or CDI voting instruction form) for further information. They are seeking your instructions on how you want your shares to be voted.
The Company’s common stock is publicly traded on the ASX in the form of CDIs convertible at the option of the holders into shares of the Company’s common stock on a 10-for-1 basis. As of April 8, 2022, we had 167,645,373 shares of our common stock issued and outstanding with 5,515 holders of record. The holders included CDN, which held 90,337,269.4 shares of our common stock on behalf of the CDI holders; there were 5,514 registered owners of our CDIs on the record date. On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date. Holders of our CDIs are entitled to direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote one vote for every 10 CDIs held by such holder as at the record date.
What is the Difference Between a Stockholder of Record and a Street Name Holder?
If you own shares registered directly in your name with our transfer agent and registrar, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote at the Annual General Meeting.
If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of the shares and you hold those shares as a street name holder. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described in the notice that is sent to the street name holder by the broker, bank, trust or other nominee. Since a street name holder is not the stockholder of record, the street name holder may not vote their shares at the meeting unless such holder obtains a “legal proxy” from their applicable broker, bank, trustee or nominee giving such holder the right to vote the shares at the Annual General Meeting.
CDN is the stockholder of record for all shares beneficially owned by CDI holders. CDI holders are entitled to receive notice of, and attend, the Annual General Meeting and may direct CDN to vote at the Annual General Meeting by using the method described in the CDI voting instruction form.
How Many Shares Must be Present to Hold the Annual General Meeting?
In accordance with our bylaws and certificate of incorporation, the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Annual General Meeting in order to hold the Annual General Meeting and conduct business. Your shares will be counted as present if:
•
you are a stockholder of record and either:

•
you are present and vote at the Annual General Meeting; or

•
you have properly submitted your proxy; or

•
you are a beneficial owner of shares held by brokers that constitute “broker non-votes” because you have not provided voting instructions to the brokers and they lack the discretionary authority to vote on a particular matter (as described below); or

•
you are a CDI holder and you have properly submitted your CDI voting instruction form and directed CDN how to vote your shares underlying CDIs.

How Can You Vote Your Shares?
If you are a stockholder of record, you can vote your shares by voting by telephone, mailing in your proxy (if you requested and received a printed version of the proxy materials) or at the Annual General Meeting. You may give us your proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials through the instructions in the Notice of Internet Availability of Proxy Materials. If you vote using either telephone or the internet, you will save us mailing expense.
By giving us your proxy, you will be directing us how to vote your shares at the Annual General Meeting. Even if you plan on attending the Annual General Meeting, we urge you to submit a proxy now, instructing how your shares are to be voted at the Annual General Meeting. This will ensure that your vote is represented at the Annual General Meeting. If you do attend the Annual General Meeting, you can change your vote at that time, if you then desire to do so.
Valid proxies must be received no later than 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022 by following the instructions on the proxy card.
What if Your Shares are Held in Street Name?
If you are the beneficial owner of shares held in street name, the methods by which you can access the proxy materials and give the voting instructions to the broker or nominee may vary. Accordingly, beneficial owners should follow the instructions provided by their brokers or nominees to vote by internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials as instructed by the Notice of Internet Availability of Proxy Materials. If you want to vote your shares at the Annual General Meeting, you must obtain a valid proxy from your broker or nominee, except that CDI holders may not vote at the Annual General Meeting unless they have nominated themselves as CDN’s proxy. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of internet or telephone voting depends on the voting process used by the broker or nominee that holds your shares.
How Can You Vote Your CDIs?
CDI holders as of the record date may direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
If you are a CDI holder, you must take one of the following actions in order to vote at the Annual General Meeting:
•
instruct CDN, to vote the shares underlying your CDIs pursuant to your instructions in the CDI voting instruction form; or

•
inform the Company that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the shares underlying your CDIs for the purposes of attending and voting at the Annual General Meeting by completing the CDI voting instruction form.

Each CDI represents one-tenth of a share. Therefore, each CDI holder will be entitled to one vote for every 10 CDIs they hold.
Completed CDI voting instruction forms must be provided to CDN no later than 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 23, 2022 or 8:00 P.M., U.S. Eastern Time, on May 22, 2022 by following the instructions on the proxy card.
What Does it Mean if You Receive More Than One Set of Proxy Materials?
You may receive more than one Notice of Internet Availability of Proxy Materials or proxy statement and proxy card or CDI voting instruction form if your shares (or shares underlying CDIs) are held through more than one account (e.g., through different brokers or nominees). Each Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form only covers those shares held in the applicable account. If you hold shares (or shares underlying CDIs) in more than one account, you will have to provide voting instructions as to all of your accounts to vote all of your shares (or shares underlying CDIs).
Can You Change Your Vote After Submitting Your Proxy?
For stockholders of record, you may change your vote or revoke your proxy by:
•
written notice to our Secretary at Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000;

•
granting a new, later dated proxy (including by submitting a later dated proxy by telephone or on the internet); or

•
voting at the Annual General Meeting.

Attendance at the Annual General Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the Annual General Meeting and vote your shares, you should change your vote using the same method (by internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual General Meeting verify your latest vote.
If you are a holder of CDIs and you direct CDN to vote by completing the CDI voting instruction form, you may revoke those instructions by delivering to Computershare Investor Services Pty Limited a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.
For beneficial owners of shares held in street name, you should follow the instructions in the information provided by your broker or nominee to change your vote or revoke your proxy. If you want to change your vote as to shares held in street name by voting at the Annual General Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

How Are Votes Counted?
For stockholders of record, all shares represented by proxies will be voted at the Annual General Meeting in accordance with instructions given by the stockholders. Where a stockholder returns its proxy and no instructions are given with respect to a given matter, the proxy holders named in the proxy will vote those shares in accordance with the recommendations of the Board of Directors set forth below and in the discretion of the proxy holders upon such other business as may properly come before the Annual General Meeting. If you are a stockholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual General Meeting.
Where a CDI holder returns its CDI voting instruction form and no instructions are given with respect to a resolution, your vote will not be counted and will have no effect on that resolution.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may be treated as “broker non-votes.” Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the election of directors and the advisory approval of the Company’s NEO compensation. However, brokers may vote their clients’ shares on “routine” proposals, such as the proposal seeking ratification of EY as the independent registered public accounting firm for the fiscal year ending December 31, 2022.
What are the Voting Options and Approval Requirements?
Proposal	Voting Options	Board of Directors Recommendations	Voting Standard	Treatment of Abstentions & Broker Non-Voters
For the Holder of our Series A Share
Election of the Two Directors Designated by the EMG Group	The holder of the Series A Share may vote “FOR ALL” or withhold your vote for any one or more of the director nominees.	“FOR ALL”	Plurality (i.e. most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
For Holders of our Common Stock
Election of the Four Directors of the Company	You may vote “FOR ALL” or withhold your vote for any one or more of the director nominees.	“FOR ALL”	Plurality (i.e.most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
NEO Compensation	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.
Auditor Ratification	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General	Abstentions will have the effect of a vote against the proposal. As this

Proposal	Voting Options	Board of Directors Recommendations	Voting Standard	Treatment of Abstentions & Broker Non-Voters
			Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	proposal is a routine matter, we do not expect to have broker non-votes
Under ASX Listing Rule 14.2.1, a proxy card must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. In accordance with the provisions of the General Corporation Law of the State of Delaware, the bylaws of the Company provide that directors shall be elected to the Board of Directors by a plurality of the votes cast (i.e. the person(s) elected will be those with the most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy). To enable this, ASX has granted the Company a waiver from ASX Listing Rule 14.2.1 to permit the Company not to provide an option for holders of CDIs to vote against a resolution to elect a director in a CDI voting instruction form. The terms of the waiver are that: (a) the Company complies with the relevant Delaware laws as to the content of the proxy cards applicable to resolutions for the elections of directors, (b) the notice given by the Company to CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that holders are only able to vote for resolutions or abstain from voting, and the reasons why this is the case, (c) the Company releases details of this waiver to the market as part of the pre-quotation disclosure, and the terms of the waiver are set out in the management proxy circular provided to all holders of CDIs and (d) without limiting ASX’s right to vary to its decision under ASX Listing Rule 18.3, the waiver from Listing Rule 14.2.1 only applies for so long as the relevant Delaware laws prevent the Company from permitting stockholders to vote against a resolution to elect a director.
Can any Other Business be Conducted at the Annual General Meeting?
Yes. All matters brought before the Annual General Meeting must be stated in the Notice or otherwise properly brought before the Annual General Meeting by or at the direction of (a) the Board of Directors, (b) EMG or (c) a stockholder of record entitled to vote at the meeting in compliance with the advance notice provisions set forth in Section 1.11 of the Company’s bylaws. The Company and the Board of Directors are not aware of any properly submitted business to be acted upon at the Annual General Meeting that is not set forth in the Notice.
What Happens if the Annual General Meeting is adjourned?
The Annual General Meeting may be adjourned by the Chairman of the Annual General Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present at the Annual General Meeting or represented by proxy and entitled to vote on such matter at the Annual General Meeting. The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.
By Order of the Board of Directors,
/s/ Christopher P. Meyering
Christopher P. Meyering
Vice President, Chief Legal Officer and Secretary
Beckley, West Virginia
Dated: April 13, 2022

Coronado VOTE

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## Your vote matters – here's how to vote!

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

## 2022 Annual General Meeting Proxy Card

1234 5678 9012 345

1. Election of Series A Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Laura Tyson | ☐ | ☐ |
| 02 - Sir Michael (Mick) Davis | ☐ | ☐ |

2. Election of Other Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - William (Bill) Koeck | ☐ | ☐ |
| 02 - Garold Spindler | ☐ | ☐ |
| 03 - Philip Christensen | ☐ | ☐ |
| 04 - Greg Pritchard | ☐ | ☐ |

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1 U P X01 - Laura Tyson01 - William (Bill) Koeck04 - Greg Pritchard02 - Garold Spindler 03 - Philip ChristensenFor WithholdFor Withhold For Withhold For Withhold02 - Sir Michael (Mick) DavisFor WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03MPHC++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2022 Annual General Meeting Proxy CardA Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposals 1 and 2, and FOR Proposals 3 and 4.3. Approval, on a non-binding advisory basis, of the compensationof our named executive officers1. Election of Series A Directors:For Against Abstain2. Election of Other Directors:4. Ratification of the appointment of Ernst & Young as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2022.For Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________5 4 0 8 8 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext1234 5678 9012 345You may vote by phone instead of mailing this card.Your vote matters – here’s how to vote!PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada

Proxy Solicited by Board of Directors of Coronado Global Resources Inc. for Annual General Meeting —May 26, 2022 (Australian Eastern Standard Time) / May 25, 2022 (United States Eastern Time)Gerhard Ziems and Chris Meyering, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado GlobalResources Inc. to be held on May 26, 2022 (Australian Eastern Standard Time) / May 25, 2022 (United States Eastern Time), or at any postponement oradjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thenominees listed in Proposals 1 and 2, and FOR Proposals 3 and 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Proposals to be voted appear on reverse side)Coronado Global Resources Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the 2022 Annual General Meeting of Stockholders.The materials are available at: www.edocumentview.com/CRNThe 2022 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onMay 26, 2022 at 10:00 A.M., Australian Eastern Standard Time (May 25, 2022, at 8:00pm, United States Eastern Time),virtually via the internet at https://meetnow.global/M69X6QX.

Coronado VOTE

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## Lodge your vote:

**Online:**
www.investorvote.com.au

**By Mail:**
Computershare Investor Services Pty Limited
GPO Box 242 Melbourne
Victoria 3001 Australia

For Intermediary Online subscribers only
(custodians) www.intermediaryonline.com

## For all enquiries call:

# 2022 Annual General Meeting Proxy Card

1234 5678 9012 345

2. Election of Other Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - William (Bill) Koeck | ☐ | ☐ |
| 02 - Garold Spindler | ☐ | ☐ |
| 03 - Philip Christensen | ☐ | ☐ |
| 04 - Greg Pritchard | ☐ | ☐ |

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1 U P X 5 4 0 8 8 3

03MPIC

1 U P X01 - William (Bill) Koeck04 - Greg Pritchard02 - Garold Spindler 03 - Philip ChristensenFor Withhold For Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03MPIC++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2022 Annual General Meeting Proxy CardA Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 2, and FOR Proposals 3 and 4.3. Approval, on a non-binding advisory basis, of the compensationof our named executive officersFor Against Abstain2. Election of Other Directors:4. Ratification of the appointment of Ernst & Young as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2022.For Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________5 4 0 8 8 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext1234 5678 9012 345Lodge your vote:Online:www.investorvote.com.auBy Mail:Computershare Investor Services Pty LimitedGPO Box 242 MelbourneVictoria 3001 AustraliaAlternatively you can fax your form to(within Australia) 1800 783 447(outside Australia) +61 3 9473 2555For Intermediary Online subscribers only(custodians) www.intermediaryonline.comFor all enquiries call:(within Australia) 1300 850 505(outside Australia) +61 3 9415 4000

Proxy Solicited by Board of Directors of Coronado Global Resources Inc. for Annual General Meeting —May 26, 2022 (Australian Eastern Standard Time) / May 25, 2022 (United States Eastern Time)Gerhard Ziems and Chris Meyering, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado GlobalResources Inc. to be held on May 26, 2022 (Australian Eastern Standard Time) / May 25, 2022 (United States Eastern Time), or at any postponement oradjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thenominees listed in Proposal 2, and FOR Proposals 3 and 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Proposals to be voted appear on reverse side)Coronado Global Resources Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the 2022 Annual General Meeting of Stockholders.The materials are available at: www.edocumentview.com/CRNThe 2022 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onMay 26, 2022 at 10:00 A.M., Australian Eastern Standard Time (May 25, 2022, at 8:00pm, United States Eastern Time),virtually via the internet at https://meetnow.global/M69X6QX.

**Coronado**

Coronado Global Resources Inc.
ARBN 628 199 468

## Need assistance?

**Online:**
www.investorcentre.com/contact

CRN

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

### YOUR VOTE IS IMPORTANT

# CDI Voting Instruction Form

## How to Vote on Items of Business

Each CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of Company Common Stock, so that every 10 (ten) CDI registered in your name at 13 April 2022 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

### SIGNING INSTRUCTIONS FOR POSTAL FORMS

**Power of Attorney:** If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

## Lodge your Form:

**XX**

### Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

**Control Number: 999999**

**SRN/HIN: I9999999999**

**PIN: 99999**

For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com

### By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

### By Fax:

**PLEASE NOTE:** For security reasons it is important that you keep your SRN/HIN confidential.

286916_01_V2

Samples/000001/000003/i12

SRN/HIN: I9999999999Coronado Global Resources Inc.ARBN 628 199 468For your vote to be effective it must bereceived by 10:00am (AEST) on Monday,23 May 2022.YOUR VOTE IS IMPORTANTPhone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Online:www.investorcentre.com/contactNeed assistance?CDI Voting Instruction FormLodge your Form:Online:Lodge your vote online atwww.investorvote.com.au using yoursecure access information or use yourmobile device to scan the personalisedQR code.Your secure access information isFor Intermediary Onlinesubscribers (custodians) go towww.intermediaryonline.comBy Mail:Computershare Investor Services Pty LimitedGPO Box 242Melbourne VIC 3001AustraliaBy Fax:1800 783 447 within Australia or+61 3 9473 2555 outside AustraliaPLEASE NOTE: For security reasons itis important that you keep your SRN/HINconfidential.286916_01_V2How to Vote on Items of BusinessEach CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of CompanyCommon Stock, so that every 10 (ten) CDI registered in your name at 13 April 2022 entitlesyou to one vote.You can vote by completing, signing and returning your CDI Voting Instruction Form. This formgives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote theunderlying shares on your behalf. You need to return the form no later than the time and dateshown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESSDepositary Interest votes and to vote on the underlying shares.SIGNING INSTRUCTIONS FOR POSTAL FORMSIndividual: Where the holding is in one name, the securityholder must sign.Joint Holding: Where the holding is in more than one name, all of the securityholders shouldsign.Power of Attorney: If you have not already lodged the Power of Attorney with the Australianregistry, please attach a certified photocopy of the Power of Attorney to this form when youreturn it.Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign inthe boxes provided, which state the office held by the signatory, ie Sole Director, SoleCompany Secretary or Director and Company Secretary. Delete titles as applicable.CRNMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030XXControl Number: 999999PIN: 99999Samples/000001/000003/i12*M00000112Q03*

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

# CDI Voting Instruction Form

**Please mark ☒ to indicate your directions**

## STEP 1 CHESS Depositary Nominees will vote as directed

XX

**Voting Instructions to CHESS Depositary Nominees Pty Ltd**

Please mark box A **OR** B

**OR**

**B** ☐ **appoint the Chairman of the Meeting** **OR** ________________

## STEP 2 Items of Business

**Proposal 3:**

**Proposal 4:**

## SIGN Signature of Securityholder(s)

*This section must be completed.*

Contact Name ________________ Contact Daytime Telephone ________________ Date ___ / ___ / ___

286916_01_V2

CRN 286916A

Computershare

I 9999999999Change of address. If incorrect,mark this box and make thecorrection in the space to the left.Securityholders sponsored by abroker (reference numbercommences with ‘X’) should adviseyour broker of any changes.CDI Voting Instruction Form Please mark to indicate your directionsCHESS Depositary Nominees will vote as directedVoting Instructions to CHESS Depositary Nominees Pty LtdSTEP 1STEP 2 Items of BusinessSIGN Signature of Securityholder(s) This section must be completed.Individual or Securityholder 1 Securityholder 2 Securityholder 3Sole Director and Sole Company Secretary Director Director/Company Secretary/ /to attend, speak and vote the shares underlying my/our holding at the Annual General Meeting of the Company to be held on Thursday,26 May 2022 at 10:00 am (AEST time) and at any adjournment of that meeting in accordance with the directions in Step 2 below. Where nodirection is given, the proxy may vote as they see fit.I/We being a holder of CHESS Depositary Interests of Coronado Global Resources Inc. (the Company), hereby direct CHESS DepositaryNominees Pty Ltd (CDN) to:appoint the Chairmanof the Meeting ORPlease mark box A OR Bvote on my/our behalf with respect to the Items of Business below in the manner instructed in Step 2 below.The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business. In exceptional circumstances, theChairman of the Meeting may change his/her voting intention on any item, in which case an ASX announcement will be made.Voting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received nolater than 10:00 am Australian Eastern Standard Time on Monday, 23 May 2022 (or Sunday, 22 May 2022, at 8:00 P.M.U.S. Eastern Time). Please read the instructions overleaf before marking any boxes with an X.If you mark the ABSTAIN box for an Item, you are directing CDN or its appointed proxy not to vote on your behalf on show ofhands or a poll and your votes will not be counted in computing the required majorityI 9999999999ContactNameContactDaytimeTelephone Date6 3 5 5 4 to attend, speak and vote the shares underlying my/our holding at the Annual General Meeting of the Company to be held on Thursday, 25 June2020 at 10:00 am Australian Eastern Standard Time and at any adjournment of that meeting in accordance with the directions in Step 2 below.Where no direction is given, the proxy may vote as they see fit.ORABVoting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed andreceived no later than 10:00 am Australian Eastern Standard Time on Friday, 19 June 2020. Please readthe instructions overleaf before marking any boxes with an X.If you mark the ABSTAIN box for an Item, you are directing CDN or its appointed proxy not to vote on your behalf on a show ofhands or a poll and your votes will not be counted in computing the required majority.The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business. In exceptional circumstances, theChairman of the Meeting may change his/her voting intention on any item, in which case an ASX announcement will be made.Write your name or the name of the other person you want CDN to appoint as its proxy in this box.01 William (Bill) Koeck02 Garold Spindler03 Philip Christensen04 Greg PritchardProposal 3:Approval, on a non-bindingadvisory basis, of thecompensation of our namedexecutive officersProposal 4:Ratification of theappointment of Ernst & Youngas the Company’sindependent registered publicaccounting firm for the fiscalyear ending December 31,2022For Against AbstainFor AbstainProposal 2: Election of Directors(Other than Series A Directors) For Against Abstain286916_01_V2I NDMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030C R N 2 8 6 9 1 6 AXX